Lincoln Statistical Report
    Revised for New Segmentation

                    first  Q U A R T E R

2006

The financial datea in this document is dated May 2, 2006 and has not been updated since that date, except for the impacts of re-segmentation and certain reclassifications. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
First Quarter
2006

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-11
Consolidated Balance Sheet	12
Balance Sheet Data - Segment Highlights	13

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	14
Operational Data	15
Account Value Rollforward	16
Individual Annuities
Income Statements & Operational Data	17
Account Value Rollforward	18
Account Values	19

Employer Markets
Retirement Products
Income Statements & Operational Data	20
Account Value Rollforward	21
Supplemental Data	22
Benefit Partners
Income Statements & Operational Data	23
Supplemental Data	24
Executive Benefits & Other
Income Statements & Operational Data	25
Account Value Roll Forward and Supplemental Data	26

Investment Management
Income Statements	27
Assets Under Management Roll Forward	28

Lincoln UK
Income Statements	29
Operational Data	30

Lincoln Financial Media	31

Other Operations	31

Domestic Retail Deposits / Account Balances / Net Flows	32

Investment Data
Assets Managed	33
Other Investment Data	34

ii
NOTES

On April 3, 2006, LNC completed its previously announced merger with Jefferson Pilot Corporation ("JP"). Beginning in the second quarter of 2006, we will report results through the following segments: Individual Markets - Annuities, Individual Markets - Life Insurance, Employer Markets - Retirement Products & Other, Employer Markets - Benefit Partners, Investment Management, Lincoln UK and Lincoln Financial Media. This first quarter 2006 statistical supplement is being reissued to provide historical information for LNC for the four quarters of 2005 and the first quarter of 2006 in the same format as will be used beginning with second quarter 2006. In addition, as described below, certain reclassifications have been made to historically reported items to reflect the new reporting practices of LNC.

Definitions and Presentation

"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

	*	Realized gains and losses on investments and derivatives,
	*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
	*	The cumulative effect of accounting changes,
	*	Reserve changes on business sold through reinsurance net of related deferred gain amortization,
	*	Gains and losses on the sale of subsidiaries and blocks of business,
	*	Loss on early retirement of debt, including subordinated debt

NOTE: Income from operations is lower than previously reported as it now includes restructuring charges previously excluded in the determination of income from operations

*	Operating revenue represents revenue excluding the following, as applicable:
	*	Realized gains or losses on investments and derivatives,
	*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
	*	Gains and losses on the sale of subsidiaries and blocks of business,
	*	Deferred gain amortization related to reserve changes on business sold through reinsurance,

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*	Sales as reported consist of the following:
* Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
* Whole life and term - first year paid premium
* Annuity - deposits from new and existing customers
* Benefit Partners - annualized first year premium
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

Reclassifications

Certain reclassifications have been made in the historical presentation of certain revenue and expenses. The principal reclassifications consist of the following:

*
Deferred Front End Loads ("DFEL") - capitalization and amortization of DFEL is reported as a component of expense assessments revenue. Depending on the segment, these had previously been reported as either other revenue, benefits expense or DAC amortization.

*
Investment Management Advisory Fees and Operating and Administrative Expenses - certain reclassifications have been made between revenue and expenses for such items as distribution fees and management fee waivers to conform to current industry practices.

3/31/2006								PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31				For the Year-to-Date Period Ended March 31
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$69.0	$58.2	$10.8	18.6%	$69.0	$58.2	$10.8	18.6%
Individual Annuities	66.4	49.7	16.7	33.7%	66.4	49.7	16.7	33.7%
Individual Markets	135.4	107.9	27.6	25.5%	135.4	107.9	27.6	25.5%
Retirement Products	52.4	43.2	9.2	21.3%	52.4	43.2	9.2	21.3%
Benefit Partners	-	-	-	NM	-	-	-	NM
Executive Benefits & Other	7.5	3.3	4.2	127.2%	7.5	3.3	4.2	127.2%
Employer Markets	60.0	46.6	13.4	28.8%	60.0	46.6	13.4	28.8%
Investment Management	15.3	4.5	10.8	239.9%	15.3	4.5	10.8	239.9%
Lincoln UK	10.7	10.0	0.7	7.0%	10.7	10.0	0.7	7.0%
Lincoln Financial Media	-	-	-	NM	-	-	-	NM
Other Operations	0.1	2.4	(2.3)	-94.1%	0.1	2.4	(2.3)	-94.1%
Total Income from Operations (1)	221.6	171.3	50.3	29.3%	221.6	171.3	50.3	29.3%

Realized gains (losses)	(4.4)	(4.7)	0.3	6.4%	(4.4)	(4.7)	0.3	6.4%
Net gain (loss) on reinsurance
derivative/trading account securities	3.8	2.8	1.0	35.7%	3.8	2.8	1.0	35.7%
Gain on sale of subsidiaries/ businesses	-	9.3	(9.3)	-100.0%	-	9.3	(9.3)	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	-	-	0.2	0.2	-	-
Net Income	$221.2	$178.9	$42.3	23.6%	$221.2	$178.9	$42.3	23.6%

Earnings per share (diluted)

Income from Operations (1)	$1.25	$0.97	$0.28	28.9%	$1.25	$0.97	$0.28	28.9%
Realized gains (losses)	(0.03)	(0.03)	-	-	(0.03)	(0.03)	-	-
Net gain (loss) on reinsurance
derivative/trading account securities	0.02	0.02	-	-	0.02	0.02	-	-
Gain on sale of subsidiaries/ businesses	-	0.05	(0.05)	-100.0%	-	0.05	(0.05)	-100.0%
Reserve development/ amortization of related deferred gain	-	-	-	NM	-	-	-	NM
Net Income	$1.24	$1.01	$0.23	22.8%	$1.24	$1.01	$0.23	22.7%

Operating Revenue- By Segment
Individual Life Insurance	$500.6	$475.6	$25.1	5.3%	$500.6	$475.6	$25.1	5.3%
Individual Annuities	374.8	339.8	35.0	10.3%	374.8	339.8	35.0	10.3%
Individual Markets	875.4	815.4	60.1	7.4%	875.4	815.4	60.1	7.4%
Retirement Products	246.8	231.3	15.5	6.7%	246.8	231.3	15.5	6.7%
Benefit Partners	-	-	-	NM	-	-	-	NM
Executive Benefits & Other	57.2	53.2	4.0	7.5%	57.2	53.2	4.0	7.5%
Employer Markets	304.0	284.5	19.5	6.9%	304.0	284.5	19.5	6.9%
Investment Management	139.5	109.8	29.7	27.1%	139.5	109.8	29.7	27.1%
Lincoln UK	69.5	74.6	(5.2)	-6.9%	69.5	74.6	(5.2)	-6.9%
Lincoln Financial Media	-	-	-	NM	-	-	-	NM
Other Operations	31.7	21.2	10.5	49.6%	31.7	21.2	10.5	49.6%
Total Operating Revenue	1,420.1	1,305.5	114.6	8.8%	1,420.1	1,305.5	114.6	8.8%

Realized gains (losses)	(6.9)	(7.2)	0.3	4.2%	(6.9)	(7.2)	0.3	4.2%
Gain (loss) on reinsurance
derivative/trading account securities	5.9	4.4	1.5	34.1%	5.9	4.4	1.5	34.1%
Gain on sale of subsidiaries/ businesses	-	14.2	(14.2)	-100.0%	-	14.2	(14.2)	-100.0%
Amortization of deferred gain-reserve development	0.3	0.3	-	-	0.3	0.3	-	-
Total Revenue	$1,419.4	$1,317.2	$102.2	7.8%	$1,419.4	$1,317.2	$102.2	7.8%

(1) Income from operations includes after-tax restructuring charges of $0.2 million, or -0- cents per share, and $1.3 million, or 1 cent per share, for the quarters ended March 31, 2006 and 2005, respectively.

3/31/2006								PAGE 2
Financial Highlights
Unaudited (In Billions)

Operational Data by Segment	For the Quarter Ended March 31				For the Year-to-Date Period Ended March 31
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$2.136	$1.761	$0.375	21.3%	$2.136	$1.761	$0.375	21.3%
Net flows	0.769	0.644	0.125	19.5%	0.769	0.644	0.125	19.5%
Account values (gross)	50.999	42.510	8.488	20.0%	50.999	42.510	8.488	20.0%
Account values (net of reinsurance)	48.797	40.219	8.578	21.3%	48.797	40.219	8.578	21.3%
Individual Life Insurance
Sales (in millions) (1)	$67.9	$65.4	$2.6	3.9%	$67.9	$65.4	$2.6	3.9%
Life insurance in-force	321.409	301.743	19.666	6.5%	321.409	301.743	19.666	6.5%
Account values	14.268	13.328	0.941	7.1%	14.268	13.328	0.941	7.1%
Employer Markets
Retirement Products
Gross deposits	$0.923	$0.860	$0.063	7.3%	$0.923	$0.860	$0.063	7.3%
Net flows	(0.081)	(0.111)	0.030	27.2%	(0.081)	(0.111)	0.030	27.2%
Account values	27.547	25.034	2.513	10.0%	27.547	25.034	2.513	10.0%
Alliance Mutual Funds	4.248	3.163	1.085	34.3%	4.248	3.163	1.085	34.3%
Account values including Alliance Mutual Funds	31.795	28.197	3.597	12.8%	31.795	28.197	3.597	12.8%
Executive Benefits
COLI sales (in millions)	$16.1	$19.0	$(2.9)	-15.3%	$16.1	$19.0	$(2.9)	-15.3%
Life insurance in-force	7.979	7.234	0.745	10.3%	7.979	7.234	0.745	10.3%
Account values	1.387	1.138	0.249	21.9%	1.387	1.138	0.249	21.9%
Benefit Partners
Annualized sales (in millions)	$-	$-	$-	NM	$-	$-	$-	NM
Loss ratio	-	-	-	NM	-	-	-	NM
Combined ratio	-	-	-	NM	-	-	-	NM
Investment Management Segment
Retail deposits	$4.019	$3.566	$0.453	12.7%	$4.019	$3.566	$0.453	12.7%
Retail net flows	1.305	1.426	(0.121)	-8.5%	1.305	1.426	(0.121)	-8.5%
Institutional in-flows	5.044	2.193	2.851	130.0%	5.044	2.193	2.851	130.0%
Institutional net flows	3.592	1.345	2.247	167.1%	3.592	1.345	2.247	167.1%
Total Deposits and In-flows	9.063	5.759	3.305	57.4%	9.063	5.759	3.305	57.4%
Total Net Flows	4.898	2.771	2.126	76.7%	4.898	2.771	2.126	76.7%
Assets Under Management- Retail and Institutional	86.428	59.080	27.347	46.3%	86.428	59.080	27.347	46.3%
Assets Under Management - General Account	41.995	42.992	(0.997)	-2.3%	41.995	42.992	(0.997)	-2.3%
Assets Under Management - Total Segment	128.423	102.073	26.351	25.8%	128.423	102.073	26.351	25.8%
Consolidated
Domestic Retail Deposits (2)	$7.449	$6.596	$0.853	12.9%	$7.449	$6.596	$0.853	12.9%
Domestic Retail Account Balances (2)	129.226	104.990	24.236	23.1%	129.226	104.990	24.236	23.1%
Domestic Retail Net Flows (2)	2.635	2.565	0.069	2.7%	2.635	2.565	0.069	2.7%
Domestic Deposits (3)	12.236	8.414	3.822	45.4%	12.236	8.414	3.822	45.4%
Domestic Net Flows (3)	6.188	3.787	2.401	63.4%	6.188	3.787	2.401	63.4%
Assets Under Management (3)	182.995	145.907	37.088	25.4%	182.995	145.907	37.088	25.4%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products.

(2) Includes amounts for the Individual Markets annuity and life insurance products and amounts for Investment Management's retail operations.
(3) Includes amounts for Employer Markets Retirement and Executive Benefits products and Investment Management's Institutional business.

3/31/2006								PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31				For the Year-to-date Period Ended March 31
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$128,472.0	$116,407.4	$12,064.6	10.4%	$128,472.0	$116,407.4	$12,064.6	10.4%

Shareholders' Equity
Beg of period (including AOCI)	$6,384.4	$6,175.6	$208.8		$6,384.4	$6,175.6	$208.8
End of period (including AOCI)	6,338.2	6,043.0	295.3		6,338.2	6,043.0	295.3
End of period (excluding AOCI)	6,053.2	5,365.8	687.4		6,053.2	5,365.8	687.4
Average equity (excluding AOCI)	5,954.9	5,305.4	649.5		5,954.9	5,305.4	649.5

Return on Equity
Net income/average equity (excluding AOCI)	14.9%	13.5%			14.9%	13.5%
Inc from operations/average equity (excluding AOCI)	14.9%	12.9%			14.9%	12.9%

Return on Capital
Inc from operations/average capital	12.8%	10.8%			12.8%	10.8%

Common Stock Outstanding
Average for the period - diluted	177.9	176.6	1.3	0.7%	177.9	176.6	1.3	0.7%
End of period - assuming conv of preferreds	176.1	173.9	2.2	1.3%	176.1	173.9	2.2	1.3%
End of period - diluted	178.5	176.5	1.9	1.1%	178.5	176.5	1.9	1.1%

Book value (including AOCI)	$35.99	$34.74	$1.25	3.6%	$35.99	$34.74	$1.25	3.6%
Book value (excluding AOCI)	$34.37	$30.85	$3.52	11.4%	$34.37	$30.85	$3.52	11.4%

Cash Returned to Shareholders
Share repurchase - dollar amount	$-	$34.6	$(34.6)		$-	$34.6	$(34.6)
Dividends declared to shareholders	67.5	63.7	3.7		67.5	63.7	3.7
Total Cash Returned to Shareholders	$67.5	$98.4	$(30.9)		$67.5	$98.4	$(30.9)

Share repurchase - number of shares	-	0.755	(0.755)		-	0.755	(0.755)
Dividend declared on common stock - per share	$0.380	$0.365	$0.015	4.1%	$0.380	$0.365	$0.015	4.1%
Dividend payout ratio	30.6%	36.0%			30.6%	36.0%
Annualized yield	2.8%	3.2%			2.8%	3.2%

Comprehensive Income (Loss)
Net income	$221.2	$178.9			$221.2	$178.9
Net unrealized gains (losses) on securities	(276.4)	(240.0)			(276.4)	(240.0)
Losses on derivatives	27.8	(6.3)			27.8	(6.3)
Foreign currency translation	6.3	(7.8)			6.3	(7.8)
Minimum pension liability adjustment	(0.6)	0.6			(0.6)	0.6
Comprehensive Income (Loss)	$(21.6)	$(74.6)			$(21.6)	$(74.6)

Ratios:
Debt to total capitalization	15.9%	20.3%			15.9%	20.3%
Debt to equity	18.9%	25.5%			18.9%	25.5%

Ratings as of July 7, 2006:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Claims Paying Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA
Jefferson-Pilot Life Insurance Company	A+	AA	Aa3	AA
Jefferson-Pilot Financial Insurance Company	A+	AA	Aa3	AA
Jefferson-Pilot LifeAmerica Insurance Company	A+	AA	NR	AA

3/31/2006						PAGE 4
Lincoln National Corporation
Combined Production Data (1)
Unaudited

	Three Months Ended
	Mar	Jun	Sep	Dec	Mar	%
	2005	2005	2005	2005	2006	Change
Individual Markets
Individual Life Insurance
(millions)
Sales by Product
Universal Life
Excluding MoneyGuard	$84.3	$101.9	$118.7	$118.4	$83.7	-0.8%
MoneyGuard	7.4	8.0	9.1	9.4	7.7	4.4%
Total	91.7	109.9	127.8	127.8	91.4	-0.3%
Variable universal life	18.3	17.1	14.5	20.6	16.4	-10.0%
Whole life	1.4	0.7	0.8	0.9	1.2	-10.0%
Term	11.3	10.7	10.5	11.1	11.5	1.5%
Total Sales by Product	$122.7	$138.3	$153.5	$160.3	$120.6	-1.7%

Individual Annuity Deposits
(billions)
Fixed	$0.731	$0.839	$0.784	$0.736	$0.722	-1.2%
Variable	1.289	1.329	1.410	1.524	1.666	29.2%
Total Individual Markets	$2.021	$2.168	$2.194	$2.260	$2.389	18.2%

Employer Markets
Annuities
(billions)
Fixed	$0.298	$0.286	$0.259	$0.240	$0.257	-13.8%
Variable	0.562	0.524	0.527	0.642	0.666	18.5%
	0.860	0.810	0.786	0.882	0.923	7.3%
Alliance Mutual Funds Deposits	0.421	0.222	0.200	0.223	0.318	-24.5%
Total Annuity and Alliance Mutual Funds	$1.281	$0.032	$0.986	$1.105	$1.241	-3.1%

Benefit Partners
(millions)
Annualized Sales
Life	$22.3	$15.6	$19.3	$29.4	$23.6	5.9%
Disability	38.8	27.2	30.5	44.5	34.2	-11.8%
Dental	9.5	9.4	8.0	6.9	6.2	-34.4%

Executive Benefits
COLI sales - millions	$19.0	$7.8	$17.1	$10.1	$16.1	-15.2%

Investment Management
Sales and Inflows
(billions)
Retail
Annuities	$0.713	$0.701	$0.642	$0.713	$0.885	24.1%
Mutual funds	1.520	1.487	1.331	1.657	1.329	-12.6%
Managed accounts & other	1.333	2.146	1.599	1.260	1.806	35.4%
	3.566	4.334	3.572	3.629	4.019	12.7%
Institutional	2.193	6.110	3.166	4.833	5.044	130.0%
Total Sales and Inflows	$5.759	$10.444	$6.738	$8.462	$9.063	57.4%

Total Annuity & Alliance
Mutual Fund Deposits
(billions)
Fixed Annuities
Individual	$0.731	$0.839	$0.784	$0.736	$0.722	-1.2%
Employer Markets	0.298	0.286	0.259	0.240	0.257	-13.8%
	1.029	1.125	1.043	0.976	0.979	-4.9%
Variable Annuities
Individual	1.289	1.329	1.410	1.524	1.666	29.2%
Employer Markets	0.562	0.524	0.527	0.642	0.666	18.5%
	1.851	1.853	1.937	2.166	2.332	26.0%

Total Annuities	2.881	2.978	2.980	3.142	3.312	15.0%
Alliance Mutual Funds	0.421	0.222	0.200	0.223	0.318	-24.5%
Total Annuity and Alliance Mutual Funds	$3.302	$3.200	$3.180	$3.365	$3.630	9.9%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the merger been completed prior to the periods presented.

3/31/2006								PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Commissions	$143.2	$161.3	$176.2	$176.9	$179.9	25.7%	$143.2	$179.9	25.7%

General and administrative expenses:
General and administrative expenses	335.1	362.6	384.7	374.4	336.5	0.4%	335.1	336.5	0.4%
Merger-related expenses	-	-	-	-	-	NM	-	-	NM
Total general and administrative expenses	335.1	362.6	384.7	374.4	336.5	0.0	335.1	336.5	0.0

Restructuring charges	1.9	23.2	2.7	1.5	0.3	-84.2%	1.9	0.3	-84.2%
Taxes, licenses and fees	30.9	23.1	24.1	17.2	33.3	7.8%	30.9	33.3	7.8%
Interest	22.2	21.8	21.4	21.8	21.5	-3.2%	22.2	21.5	-3.2%
Total commissions and expenses incurred	533.3	592.0	609.1	591.8	571.5	7.2%	533.3	571.5	7.2%

Less: commissions and expenses capitalized	(211.4)	(224.0)	(239.3)	(263.0)	(244.5)	0.4%	(211.4)	(244.5)	0.4%

Amortization:
DAC/VOBA Amortization	154.5	142.3	99.1	144.8	165.0	6.8%	154.5	165.0	6.8%
Amortization of intangibles	1.9	1.9	2.0	2.0	2.0	5.3%	1.9	2.0	5.3%
Other	-	-	-	-	-	NM	-	-	NM
Total amortization	156.4	144.2	101.1	146.8	167.0	6.8%	156.4	167.0	6.8%

Broker/Dealer Commissions	29.7	32.5	29.9	31.2	28.8	-3.2%	29.7	28.8	-3.2%

Total net expenses	$508.0	$544.7	$500.9	$506.8	$522.7	2.9%	$508.0	$522.7	2.9%

General & administrative expenses						(Basis Points )			(Basis Points )
basis points on assets - Annualized	7	8	8	8	7	(1)	7	7	(1)

Merger-related expenses:
Severance and employee-related charges	$-	$-	$-	$-	$-	0.0%	$-	$-	0.0%
Systems integration and related expenses	-	-	-	-	-	0.0%	-	-	0.0%
Other expenses	-	-	-	-	-	0.0%	-	-	0.0%
Total Merger-related expenses	$-	$-	$-	$-	$-	0.0%	$-	$-	0.0%

3/31/2006									PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Individual Life Insurance	$475.6	$475.4	$458.5	$501.1	$500.6	5.3%	$475.6	$500.6	5.3%
Individual Annuities	339.8	348.2	362.4	372.1	374.8	10.3%	339.8	374.8	10.3%
Individual Markets	815.4	823.6	820.9	873.2	875.4	7.4%	815.4	875.4	7.4%
Retirement Products	231.3	232.5	236.8	239.2	246.8	6.7%	231.3	246.8	6.7%
Benefit Partners	-	-	-	-	-	NM	-	-	NM
Executive Benefits & Other	53.2	53.2	59.4	61.6	57.2	7.5%	53.2	57.2	7.5%
Employer Markets	284.5	285.7	296.2	300.8	304.0	6.9%	284.5	304.0	6.9%
Investment Management	109.8	114.4	123.2	127.9	139.5	27.1%	109.8	139.5	27.1%
Lincoln UK	74.6	78.4	102.8	62.5	69.5	-6.9%	74.6	69.5	-6.9%
Lincoln Financial Media	-	-	-	-	-	NM	-	-	NM
Other Operations	21.2	79.2	45.9	28.9	31.7	49.6%	21.2	31.7	49.6%
Total Operating Revenue	1,305.5	1,381.4	1,389.1	1,393.4	1,420.1	8.8%	1,305.5	1,420.1	8.8%

Realized gains (losses) on investments and derivatives	(7.2)	(4.0)	(1.6)	(9.3)	(6.9)	4.2%	(7.2)	(6.9)	4.2%
Net gain (loss) on reinsurance
derivative/trading account securities	4.4	(5.1)	5.3	-	5.9	34.1%	4.4	5.9	34.1%
Gain on sale of subsidiaries/ businesses	14.2	-	-	-	-	-100.0%	14.2	-	-100.0%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3	-	0.3	0.3	-
Total Revenue	$1,317.2	$1,372.6	$1,393.1	$1,384.4	$1,419.4	7.8%	$1,317.2	$1,419.4	7.8%

Income from Operations (1)
Individual Life Insurance	$58.2	$62.6	$64.9	$73.8	$69.0	18.6%	$58.2	$69.0	18.6%
Individual Annuities	49.7	52.5	79.0	70.9	66.4	33.7%	49.7	66.4	33.7%
Individual Markets	107.9	115.1	144.0	144.7	135.4	25.5%	107.9	135.4	25.5%
Retirement Products	43.2	45.3	53.5	45.1	52.4	21.3%	43.2	52.4	21.3%
Benefit Partners	-	-	-	-	-	NM	-	-	NM
Executive Benefits & Other	3.3	4.3	2.4	9.5	7.5	127.2%	3.3	7.5	127.2%
Employer Markets	46.5	49.6	55.9	54.6	60.0	29.0%	46.5	60.0	29.0%
Investment Management	4.5	(1.4)	4.9	9.0	15.3	239.9%	4.5	15.3	239.9%
Lincoln UK	10.0	10.3	9.6	13.5	10.7	7.0%	10.0	10.7	7.0%
Lincoln Financial Media	-	-	-	-	-	NM	-	-	NM
Other Operations	2.4	30.1	12.1	9.5	0.1	-94.1%	2.4	0.1	-94.1%
Income from Operations (1)	171.3	203.6	226.4	231.3	221.6	29.3%	171.3	221.6	29.3%

Realized gains (losses) on investments and derivatives	(4.7)	(2.7)	(1.1)	(6.1)	(4.4)	6.4%	(4.7)	(4.4)	6.4%
Net gain (loss) on reinsurance
derivative/trading account securities	2.8	(3.3)	3.5	-	3.8	35.7%	2.8	3.8	35.7%
Gain on sale of subsidiaries/ businesses	9.3	-	-	-	-	-100.0%	9.3	-	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2	-	0.2	0.2	-
Loss on early retirement of debt	-	-	-	-	-	NM	-	-	NM
Income Before Cumulative Effect of
Accounting Change	178.9	197.9	228.9	225.3	221.2	23.6%	178.9	221.2	24%
Cumulative effect of accounting change, net of income tax	-	-	-	-	-		-	-
Net Income	$178.9	$197.9	$228.9	$225.3	$221.2	23.6%	$178.9	$221.2	24%

OTHER DATA

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar		Mar	Mar
	2005	2005	2005	2005	2006		2005	2006
Shareholders' Equity
Beg of period (including AOCI)	$6,175.6	$6,042.9	$6,363.5	$6,284.4	$6,384.4		$6,175.6	$6,384.4
End of period (including AOCI)	6,042.9	6,363.5	6,284.4	6,384.4	6,338.2		6,042.9	6,338.2
End of period (excluding AOCI)	5,365.8	5,448.3	5,663.5	5,856.6	6,053.2		5,365.8	6,053.2
Average equity (excluding AOCI)	5,305.4	5,407.1	5,555.9	5,760.0	5,954.9		5,305.4	5,954.9

Common Shares Outstanding
Average for the period - diluted	176.6	175.4	175.8	176.6	177.9		176.6	177.9
End of period - diluted	176.5	174.8	176.3	176.9	178.5		176.5	178.5

Per Share Data (Diluted)
Net Income	$1.01	$1.13	$1.30	$1.28	$1.24		$1.01	$1.24
Income from Operations (1)	0.97	1.16	1.29	1.31	$1.25		0.97	$1.25

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	34.7	36.9	36.2	36.7	36.0		34.7	36.0
Shareholders' Equity (excluding AOCI)	30.8	31.6	32.6	33.7	34.4		30.8	34.4
Dividends declared (Common Stock)	0.365	0.365	0.365	0.380	0.380		0.365	0.380

Return on Equity
Net Income/Average Equity	13.5%	14.6%	16.5%	15.6%	14.9%		13.5%	14.9%
Inc from Operations/Average Equity	12.9%	15.1%	16.3%	16.1%	14.9%		12.9%	14.9%

Market Value of Common Stock
Highest price	$49.42	$47.77	$52.42	$54.41	$57.97		$49.42	$57.97
Lowest price	44.36	41.59	46.59	46.94	52.00		44.36	52.00
Closing price	$45.14	$46.92	$52.02	$53.03	$54.59		$45.14	$54.59

(1) Income from operations includes after-tax restructuring charges of $1.3 million, or 1 cent per share, for the first quarter of 2005, $15.0 million, or 9 cents per share, for the second quarter of 2005, $1.8 million, or 1 cent per share, for the third quarter of 2005, $1.1 million, or 1 cent per share, for the fourth quarter of 2005 and $0.2 million, or -0- cents per share, for the first quarter of 2006

3/31/2006									PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Revenue
Premiums	$70.4	$72.6	$83.1	$82.4	$78.4	11.4%	$70.4	$78.4	11.4%
Surrender charges	20.1	16.5	18.6	18.0	18.7	-7.0%	20.1	18.7	-7.0%
Mortality assessments	142.3	142.1	138.8	145.1	146.2	2.7%	142.3	146.2	2.7%
Expense assessments	259.7	269.4	292.9	296.0	310.8	19.7%	259.7	310.8	19.7%
Investment advisory fees	55.0	62.0	67.9	70.9	77.8	41.5%	55.0	77.8	41.5%
Communications revenue	-	-	-	-	-	NM	-	-	NM
Net investment income	659.9	703.7	670.9	668.2	678.4	2.8%	659.9	678.4	2.8%
Other revenue and fees	79.1	96.2	97.8	93.7	91.1	15.2%	79.1	91.1	15.2%
Amortization of deferred gain	18.9	18.9	18.9	18.9	18.8	-0.9%	18.9	18.8	-0.9%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3	-	0.3	0.3	-
Realized gains (losses)	11.4	(9.1)	3.7	(9.3)	(1.0)	NM	11.4	(1.0)	NM
Total Revenue	1,317.1	1,372.6	1,393.1	1,384.3	1,419.4	7.8%	1,317.1	1,419.4	7.8%

Benefits and Expenses
Insurance benefits	191.2	209.7	206.7	198.0	200.4	4.9%	191.2	200.4	4.9%
Interest credited to contractholder funds	380.1	380.1	382.6	383.4	381.3	0.3%	380.1	381.3	0.3%
Communications expenses	-	-	-	-	-	NM	-	-	NM
Operating and acquisition expenses	454.9	499.9	455.3	467.9	467.9	2.8%	454.9	467.9	2.8%
Taxes, licenses and fees	30.9	23.1	24.1	17.2	33.3	7.8%	30.9	33.3	7.8%
Interest and debt expense	22.2	21.8	21.4	21.8	21.5	-3.0%	22.2	21.5	-3.0%
Total Benefits and Expenses	1,079.2	1,134.6	1,090.1	1,088.3	1,104.4	2.3%	1,079.2	1,104.4	2.3%

Income Before Federal Income Tax	237.8	237.9	302.9	296.0	315.0	32.5%	237.8	315.0	32.5%

Federal income taxes	58.9	40.1	74.0	70.6	93.9	59.4%	58.9	93.9	59.4%
Net Income	$178.9	$197.9	$228.9	$225.3	$221.2	23.6%	$178.9	$221.2	23.6%

Roll Forward of Deferred Acquisition Costs	Three Months Ended						Year-to-Date
& Value of Business Acquired	Mar	Jun	Sep	Dec	Mar		Mar	Mar
	2005	2005	2005	2005	2006		2005	2006
Balance at beginning of period	$4,590.3	$4,841.0	$4,657.4	$4,989.1	$5,163.3		$4,590.3	$5,163.3
Deferral	211.4	224.0	239.3	263.0	244.5		211.4	244.5
Amortization	(154.5)	(142.3)	(99.1)	(144.8)	(165.0)		(154.5)	(165.0)
Included in Total Benefits and Expenses	56.9	81.7	140.1	118.2	79.6		56.9	79.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(11.7)	(14.3)	(13.8)	(8.7)	(10.9)		(11.7)	(10.9)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	215.7	(204.8)	217.4	84.7	194.2		215.7	194.2
Foreign currency translation adjustment	(10.2)	(46.2)	(12.1)	(20.0)	7.7		(10.2)	7.7
Other	-	-	-	-	-		-	-
Business acquired	-	-	-	-	-		-	-
Balance at end of period	$4,841.0	$4,657.4	$4,989.1	$5,163.3	$5,433.8		$4,841.0	$5,433.8

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$814.2	$811.4	$792.5	$786.9	$795.7		$814.2	$795.7
Deferral	30.5	31.0	30.2	33.2	31.1		30.5	31.1
Amortization	(28.0)	(26.7)	(29.8)	(15.0)	(24.7)		(28.0)	(24.7)
Included in Expense Assessments	2.4	4.4	0.4	18.2	6.4		2.4	6.4
Foreign currency translation adjustment	(5.2)	(23.3)	(5.9)	(9.5)	3.8		(5.2)	3.8
Balance at end of period	$811.4	$792.5	$786.9	$795.7	$805.8		$811.4	$805.8

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$85.5	$94.9	$106.6	$118.1	$129.4		$85.5	$129.4
Deferral	13.3	15.5	15.1	15.6	15.7		13.3	15.7
Amortization	(3.9)	(3.8)	(3.6)	(4.4)	(5.2)		(3.9)	(5.2)
Included in Income from Operations	9.4	11.7	11.5	11.3	10.5		9.4	10.5
Balance at end of period	$94.9	$106.6	$118.1	$129.4	$139.9		$94.9	$139.9

3/31/2006	PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended March 31, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Retirement Products	Benefit Partners	Executive Benefits & Other	Invest-ment Manage- ment	Lincoln UK	Lincoln Financial Media	Other Operations	Consolid-ating Adjust-ments	Consolid-ated
Operating Revenue
Premiums	$51.1	$9.3	$-	$-	$1.1	$-	$16.5	$-	$0.3	$-	$78.4
Surrender charges	10.3	6.2	2.3	-	0.0	-	-	-	-	-	18.7
Mortality assessments	135.6	-		-	2.8	-	7.8	-	-	-	146.2
Expense assessments	54.3	168.0	56.9	-	3.3	-	28.0	-	0.3	-	310.8
Investment advisory fees	-	-	-	-	-	102.9	-	-	-	(25.1)	77.8
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	239.5	148.0	185.7	-	48.7	0.1	17.0	-	40.1	(0.8)	678.4
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	9.7	43.4	1.9	-	1.4	36.6	0.1	-	1.2	(3.1)	91.1
Total Operating Revenue	500.6	374.8	246.8	-	57.2	139.5	69.5	-	60.7	(29.0)	1,420.1

Operating Expenses
Insurance benefits	120.2	20.4	-	-	32.8	-	25.4	-	1.6	-	200.4
Interest credited to contractholder funds	142.2	95.1	100.7	-	9.3	-	-	-	33.9	-	381.3
Communications cost of sales	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	116.5	167.1	68.0	-	3.5	111.3	27.6	-	2.4	(28.5)	467.9
Taxes, licenses and fees	16.3	5.4	2.9	-	1.1	4.8	0.0	-	2.7	-	33.3
Interest	-	-	-	-	-	-	-	-	22.0	(0.5)	21.5
Total Operating Expenses	395.3	288.1	171.7	-	46.7	116.1	52.9	-	62.7	(29.0)	1,104.4

Income (loss) from Operations before Federal income taxes	105.3	86.7	75.2	-	10.5	23.5	16.5	-	(2.0)	-	315.7

Federal income taxes	36.3	20.3	22.7	-	3.0	8.2	5.8	-	(2.2)	-	94.1

Income from Operations	$69.0	$66.4	$52.4	$-	$7.5	$15.3	$10.7	$-	$0.1	$-	$221.6

3/31/2006											PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended March 31, 2005

	Individual Markets		Employer Benefits
	Life	Annuities	Retirement Products	Benefit Partners	Executive Benefits & Other	Invest- ment Manage- ment	Lincoln UK	Lincoln Financial Media	Other Operations	Consolid- ating Adjust- ments	Consolid- ated

Operating Revenue
Premiums	$45.5	$10.5	$-	$-	$0.0	$-	$14.6	$-	$(0.3)	$-	$70.4
Surrender charges	12.0	5.3	2.8	-	0.0	-	-	-	-	-	20.1
Mortality assessments	131.1	-	-	-	2.2	-	9.0	-	-	-	142.3
Expense assessments	50.1	124.5	50.0	-	4.4	-	30.7	-	-	-	259.7
Investment advisory fees	-	-	-	-	-	79.8	-	-	-	(24.8)	55.0
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	223.9	157.0	176.1	-	45.3	0.0	20.3	-	38.2	(1.0)	659.9
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.9	-	18.9
Other revenue and fees	12.9	42.5	2.4	-	1.3	30.0	0.1	-	1.2	(11.1)	79.2
Total Operating Revenue	475.6	339.8	231.3	-	53.2	109.8	74.6	-	58.1	(36.9)	1,305.5

Operating Expenses
Insurance benefits	113.8	21.2	-	-	31.8	-	25.1	-	(0.8)	-	191.2
Interest credited to contractholder funds	138.9	100.1	99.6	-	9.3	-	-	-	32.1	-	380.1
Communications cost of sales	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	120.6	151.1	67.6	-	6.9	99.8	34.0	-	9.4	(36.2)	453.3
Taxes, licenses and fees	16.1	6.0	4.2	-	1.1	3.1	-	-	1.8	-	32.4
Interest	-	-	-	-	-	-	-	-	22.9	(0.7)	22.2
Total Operating Expenses	389.3	278.5	171.5	-	49.1	103.0	59.2	-	65.5	(36.9)	1,079.2
Income from Operations before Federal income taxes	86.3	61.3	59.8	-	4.1	6.8	15.5	-	(7.5)	-	226.3

Federal income taxes	28.1	11.7	16.6	-	0.7	2.3	5.4	-	(10.0)	-	54.8

Income from Operations	$58.2	$49.7	$43.2	$-	$3.3	$4.5	$10.0	$-	$2.5	$0.0	$171.5

3/31/2006										PAGE 10

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Year-to-Date Period Ended March 31, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Retirement Products	Benefit Partners	Executive Benefits & Other	Invest- ment Manage-ment	Lincoln UK	Lincoln Financial Media	Other Operations	Consolid- ating Adjust- ments	Consolid-ated

Operating Revenue
Premiums	$51.1	$9.3	$-	$-	$1.1	$-	$16.5	$-	$0.3	$-	$78.4
Surrender charges	10.3	6.2	2.3	-	0.0	-	-	-	-	-	18.7
Mortality assessments	135.6	-		-	2.8	-	7.8	-	-	-	146.2
Expense assessments	54.3	168.0	56.9	-	3.3	-	28.0	-	0.3	-	310.8
Investment advisory fees	-	-	-	-	-	102.9	-	-	-	(25.1)	77.8
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	239.5	148.0	185.7	-	48.7	0.1	17.0	-	40.1	(0.8)	678.4
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	9.7	43.4	1.9	-	1.4	36.6	0.1	-	1.2	(3.1)	91.1
Total Operating Revenue	500.6	374.8	246.8	-	57.2	139.5	69.5	-	60.7	(29.0)	1,420.1

Operating Expenses
Insurance benefits	120.2	20.4	-	-	32.8	-	25.4	-	1.6	-	200.4
Interest credited to contractholder funds	142.2	95.1	100.7	-	9.3	-	-	-	33.9	-	381.3
Communications cost of sales	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	116.5	167.1	68.0	-	3.5	111.3	27.6	-	2.4	(28.5)	467.9
Taxes, licenses and fees	16.3	5.4	2.9	-	1.1	4.8	0.0	-	2.7	-	33.3
Interest	-	-	-	-	-	-	-	-	22.0	(0.5)	21.5
Total Operating Expenses	395.3	288.1	171.7	-	46.7	116.1	52.9	-	62.7	(29.0)	1,104.4

Income (loss) from Operations before Federal income taxes	105.3	86.7	75.2	-	10.5	23.5	16.5	-	(2.0)	-	315.7
Federal income taxes	36.3	20.3	22.7	-	3.0	8.2	5.8	-	(2.2)	-	94.1

Income from Operations	$69.0	$66.4	$52.4	$-	$7.5	$15.3	$10.7	$-	$0.1	$-	$221.6

3/31/2006											PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Year-to-Date Period Ended March 31, 2005

	Individual Markets		Employer Benefits
	Life	Annuities	Retirement Products	Benefit Partners	Executive Benefits & Other	Invest- ment Manage- ment	Lincoln UK	Lincoln Financial Media	Other Operations	Consolid-ating Adjust- ments	Consolid-ated

Operating Revenue
Premiums	$45.5	$10.5	$-	$-	$0.0	$-	$14.6	$-	$(0.3)	$-	$70.4
Surrender charges	12.0	5.3	2.8	-	0.0	-	-	-	-	-	20.1
Mortality assessments	131.1	-	-	-	2.2	-	9.0	-	-	-	142.3
Expense assessments	50.1	124.5	50.0	-	4.4	-	30.7	-	-	-	259.7
Investment advisory fees	-	-	-	-	-	79.8	-	-	-	(24.8)	55.0
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	223.9	157.0	176.1	-	45.3	0.0	20.3	-	38.2	(1.0)	659.9
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.9	-	18.9
Other revenue and fees	12.9	42.5	2.4	-	1.3	30.0	0.1	-	1.2	(11.1)	79.2
Total Operating Revenue	475.6	339.8	231.3	-	53.2	109.8	74.6	-	58.1	(36.9)	1,305.5

Operating Expenses
Insurance benefits	113.8	21.2	-	-	31.8	-	25.1	-	(0.8)	-	191.2
Interest credited to contractholder funds	138.9	100.1	99.6	-	9.3	-	-	-	32.1	-	380.1
Communications cost of sales	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	120.6	151.1	67.6	-	6.9	99.8	34.0	-	9.4	(36.2)	453.3
Taxes, licenses and fees	16.1	6.0	4.2	-	1.1	3.1	-	-	1.8	-	32.4
Interest	-	-	-	-	-	-	-	-	22.9	(0.7)	22.2
Total Operating Expenses	389.3	278.5	171.5	-	49.1	103.0	59.2	-	65.5	(36.9)	1,079.2

Income from Operations before Federal income taxes	86.3	61.3	59.8	-	4.1	6.8	15.5	-	(7.5)	-	226.3
Federal income taxes	28.1	11.7	16.6	-	0.7	2.3	5.4	-	(10.0)	-	54.8

Income from Operations	$58.2	$49.7	$43.2	$-	$3.3	$4.5	$10.0	$-	$2.5	$0.0	$171.5

3/31/2006	PAGE 12
Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Mar	Jun	Sep	Dec	Mar
	2005	2005	2005	2005	2006
ASSETS

Investments
Corporate bonds	$26,305.9	$26,757.7	$26,453.6	$25,860.7	$25,418.0
U.S. government bonds	165.7	174.4	158.3	161.8	173.4
Foreign government bonds	1,296.7	1,248.0	1,195.0	1,203.3	1,169.7
Mortgage backed securities	6,193.8	6,503.0	6,237.1	5,951.2	5,868.8
State and municipal bonds	156.3	160.8	157.9	128.8	126.0
Preferred stocks - redeemable	106.5	131.2	123.0	137.4	136.9
Common stocks	65.2	64.2	62.2	55.9	61.0
Preferred stocks-equity	89.6	90.3	89.4	88.8	115.0
Total AFS Securities	34,379.6	35,129.6	34,476.5	33,587.9	33,068.8
Trading securities	3,206.5	3,345.1	3,287.0	3,246.0	3,190.1
Mortgage loans	3,805.7	3,750.6	3,696.2	3,662.6	3,586.2
Real estate	213.4	209.8	196.6	182.7	180.4
Policy loans	1,860.5	1,866.9	1,856.4	1,862.2	1,860.4
Other long-term investments	516.5	561.3	572.3	626.9	687.5
Total Investments	43,982.2	44,863.3	44,085.0	43,168.4	42,573.2

Cash and invested cash	1,499.1	1,658.9	1,601.9	2,311.7	1,974.0
Premiums and fees receivable	299.3	222.8	332.6	343.2	363.2
Accrued investment income	557.6	537.5	565.2	526.4	532.1
Amount recoverable from reinsurers	7,336.5	7,241.6	7,211.0	6,926.3	6,899.4
Deferred acquisition costs and VOBA	4,841.0	4,657.4	4,989.0	5,163.2	5,433.7
Goodwill	1,195.7	1,194.8	1,194.6	1,194.2	1,194.4
Other	1,308.8	1,398.3	1,379.5	1,479.3	1,517.7
Assets held in separate accounts	55,387.2	57,240.0	60,811.5	63,746.8	67,984.2
Total Assets	$116,407.4	$119,014.5	$122,170.2	$124,859.6	$128,472.0

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$11,126.3	$11,035.9	$10,981.4	$10,659.7	$10,657.2
Unpaid claims	1,164.9	1,114.2	1,037.7	1,040.8	979.0
Unearned premiums	3.1	1.9	1.2	2.1	2.3
Premium deposit funds	22,026.0	22,075.8	21,932.7	21,713.3	21,448.6
Policyholders' funds	13,271.3	13,444.7	13,637.9	13,878.8	13,991.5
Total Insurance and Investment Contract Liabilities	47,591.6	47,672.6	47,590.9	47,294.8	47,078.6

Short-term debt	194.0	222.5	165.1	119.9	10.6
Long-term debt - senior notes	1,046.6	1,000.6	999.5	999.0	998.5
Long-term debt - subordinated
Capital securities	-	-	-	-	-
Junior subordinated debentures issued to
affiliated trusts	336.6	338.7	335.9	334.0	332.3
Embedded derivative - modco	313.5	420.3	314.1	292.2	192.0
Deferred gain on indemnity reinsurance	893.7	874.5	855.2	836.0	816.9
Federal income taxes	-	160.8	31.5	19.8	-
Other liabilities	4,601.3	4,721.0	4,782.1	4,832.8	4,720.7
Liabilities related to separate accounts	55,387.2	57,240.0	60,811.5	63,746.8	67,984.2
Total Liabilities	110,364.5	112,651.0	115,885.8	118,475.2	122,133.8

Preferred Stock	0.6	0.5	0.5	0.5	0.5
Capital stock	1,688.0	1,690.2	1,740.2	1,774.6	1,817.5
Retained earnings	3,677.3	3,757.6	3,922.8	4,081.5	4,235.2
Unrealized gains on investments	582.9	851.2	569.0	496.6	220.2
Gains - derivatives	7.7	11.9	8.9	7.3	35.2
Foreign currency	146.5	109.4	99.6	83.4	89.7
Minimum pension liability	(60.0)	(57.3)	(56.6)	(59.5)	(60.1)
Total Shareholders' Equity	6,043.0	6,363.5	6,284.4	6,384.4	6,338.2

Total Liabilities
and Shareholders' Equity	$116,407.4	$119,014.5	$122,170.2	$124,859.6	$128,472.0

Shareholders' Equity Per Share	$34.74	$36.87	$36.23	$36.69	$35.99

Book Value, Excluding AOCI	$30.85	$31.56	$32.65	$33.66	$34.37
Common shares outstanding (in millions)	173.9	172.6	173.5	174.0	176.1

3/31/2006							PAGE 13

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]
As of March 31, 2006

	Individual Markets		Employer Markets
	Annuities	Life	Retirement Products	Benefit Partners	Executive Benefits & Other	Investment Management	Lincoln UK	Lincoln Financial Media

Assets
Allocated Investments	$7,438.5	$14,847.8	$13,932.2	$-	$2,831.0	$-	$1,002.6	$-
DAC and VOBA	1,336.8	2,643.8	517.2	-	119.0	-	747.2	-
Goodwill	43.9	855.1	20.2	-	-	260.8	14.4	-
Other intangibles	139.9	-	-	-	-	11.9	-	-
Amounts recoverable from reinsurers	1,017.5	1,297.4	-	-	2.0	-	69.7	-
Assets held in separate accounts	40,320.6	2,643.0	16,444.1	-	823.1	-	7,753.5	-

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	436.3	3,920.2	-	-	1,930.3	-	1,384.7	-
Contractholder funds	10,253.0	12,613.0	11,003.6	-	743.5	-	30.5	-
Total Insurance and Inv Contract Liabilities	10,689.3	16,533.2	11,003.6	-	2,673.8	-	1,415.2	-

Allocated equity (1)	1,541.3	3,300.2	1,196.0	-	323.1	338.1	494.7	-

As of December 31, 2005

Assets
Allocated Investments	$8,104.7	$14,990.3	$13,666.6	$-	$2,879.4	$-	$996.6	$-
DAC and VOBA	1,559.3	2,543.9	151.6	-	113.6	-	743.4	-
Goodwill	43.9	855.1	20.2	-	-	260.8	14.3	-
Other intangibles	129.4	-	-	-	-	13.9	-	-
Amounts recoverable from reinsurers	1,085.9	1,270.2	-	-	2.8	-	67.4	-
Assets held in separate accounts	37,903.9	2,482.7	15,243.9	-	796.7	-	7,319.6	-

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	517.7	3,905.5	-	-	1,933.8	-	1,386.5	-
Contractholder funds	8,541.7	12,523.7	11,033.4	-	733.5	-	31.9	-
Total Insurance and Inv Contract Liabilities	9,059.4	16,429.2	11,033.4	-	2,667.3	-	1,418.3	-

Allocated equity (1)	1,605.2	3,231.9	1,158.5	-	346.0	360.0	503.6	-

(1) Allocated equity is based on internal economic capital models as of March 31, 2006, plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

3/31/2006	PAGE 14
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$45.5	$47.8	$47.4	$57.7	$51.1	12.3%	$45.5	$51.1	12.3%
Surrender charges	12.0	9.4	10.9	11.6	10.3	-13.9%	12.0	10.3	-13.9%
Mortality assessments	131.1	130.6	127.7	135.3	135.6	3.5%	131.1	135.6	3.5%
Expense assessments	50.1	49.1	31.7	58.8	54.3	8.4%	50.1	54.3	8.4%
Net investment income	223.9	227.8	229.5	227.5	239.5	7.0%	223.9	239.5	7.0%
Other revenue and fees	12.9	10.7	11.2	10.3	9.7	-24.8%	12.9	9.7	-24.8%
Total Operating Revenue	475.6	475.4	458.5	501.1	500.6	5.3%	475.6	500.6	5.3%

Operating Expenses
Insurance benefits	113.8	119.1	109.9	118.6	120.2	5.7%	113.8	120.2	5.7%
Interest credited to contractholder funds	138.9	138.0	140.9	142.1	142.2	2.4%	138.9	142.2	2.4%
Operating and acquisition expenses	136.7	125.4	110.9	130.1	132.8	-2.8%	136.7	132.8	-2.8%
Total Operating Expenses	389.3	382.5	361.8	390.8	395.3	1.5%	389.3	395.3	1.5%

Income from operations before Federal income taxes	86.2	92.9	96.7	110.4	105.3	22.1%	86.2	105.3	22.1%

Federal income taxes	28.1	30.3	31.8	36.5	36.3	29.3%	28.1	36.3	29.3%

Income from Operations	$58.1	$62.6	$64.9	$73.8	$69.0	18.7%	$58.1	$69.0	18.7%

Effective tax rate	32.6%	32.6%	32.8%	33.1%	34.5%		32.6%	34.5%

Average equity	$3,107.4	$3,227.9	$3,212.8	$3,278.0	$3,266.0		$3,107.4	$3,266.0
Return on average equity	7.5%	7.8%	8.1%	9.0%	8.5%		7.5%	8.5%

Operating and Acquisition Expenses
Commissions	$36.3	$36.5	$43.4	$50.3	$44.2	21.7%	$36.3	$44.2	21.7%
General and administrative expenses	91.8	94.5	105.3	105.6	88.9	-3.1%	91.8	88.9	-3.1%
Taxes, licenses and fees	16.1	13.3	12.4	12.9	16.3	1.5%	16.1	16.3	1.5%
Total commissions and expenses incurred	144.2	144.3	161.1	168.7	149.4	3.6%	144.2	149.4	3.6%
Less: commissions and expenses capitalized	(79.5)	(85.7)	(94.7)	(113.8)	(90.1)	-13.3%	(79.5)	(90.1)	-13.3%
Amortization of DAC and VOBA	72.1	66.9	44.6	75.2	73.6	2.0%	72.1	73.6	2.0%

Net Operating and Acquisition Expenses	$136.7	$125.4	$110.9	$130.1	$132.8	-2.8%	$136.7	$132.8	-2.8%

General and administrative expenses basis points on account values						(Basis points )			(Basis points )
- Annualized	276	282	309	304	251	(24)	276	251	(24)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$2,359.0	$2,425.4	$2,350.0	$2,479.9	$2,543.9		$2,359.0	$2,543.9
Deferral	79.5	85.7	94.7	113.8	90.1		79.5	90.1
Amortization	(72.1)	(66.9)	(44.6)	(75.2)	(73.6)		(72.1)	(73.6)
Included in Total Operating Expenses	7.5	18.9	50.1	38.6	16.6		7.5	16.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(2.2)	(5.9)	(6.1)	(1.2)	(3.4)		(2.2)	(3.4)
Adjustment related to unrealized (gains)
losses on available-for-sale securities	61.0	(88.4)	85.9	26.5	86.7		61.0	86.7
Business acquired							-	-
Other	0.1	(0.1)	0.0	0.1	0.0		0.1	0.0
Balance at end of period	$2,425.4	$2,350.0	$2,479.9	$2,543.9	$2,643.8		$2,425.4	$2,643.8

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$311.1	$312.5	$315.9	$338.5	$342.6		$311.1	$342.6
Deferral	20.2	20.0	19.0	21.8	19.7		20.2	19.7
Amortization	(18.8)	(16.7)	3.6	(17.6)	(18.0)		(18.8)	(18.0)
Included in Expense Assessments	1.4	3.4	22.6	4.2	1.7		1.4	1.7
Balance at end of period	$312.5	$315.9	$338.5	$342.6	$344.3		$312.5	$344.3

3/31/2006								PAGE 15
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Sales by Product (1) (Millions)
Universal Life
Excluding MoneyGuard	$37.7	$46.8	$45.8	$59.2	$41.0	8.6%	$37.7	$41.0	8.6%
MoneyGuard	7.4	8.0	9.1	9.4	7.7	4.4%	7.4	7.7	4.4%
Total	45.2	54.8	54.9	68.6	48.7	7.9%	45.2	48.7	7.9%
Variable universal life	9.6	10.2	9.1	13.4	10.0	4.9%	9.6	10.0	4.9%
Whole life	0.8	0.2	0.4	0.4	0.7	-14.8%	0.8	0.7	-14.8%
Term	9.8	9.1	8.6	8.3	8.5	-13.4%	9.8	8.5	-13.4%
Total	$65.4	$74.3	$72.9	$90.7	$67.9	3.9%	$65.4	$67.9	3.9%

Sales by Distribution (Millions)
Retail (LFA)	$17.0	$16.6	$16.8	$15.5	$14.0	-17.7%	$17.0	$14.0	-17.7%
Wholesale (LFD)	44.8	54.3	53.0	69.7	48.8	9.0%	44.8	48.8	9.0%
Other (2)	3.6	3.5	3.1	5.5	5.1	41.7%	3.6	5.1	41.7%
Total by Distribution	$65.4	$74.3	$72.9	$90.7	$67.9	3.9%	$65.4	$67.9	3.9%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$86.4	$103.6	$102.3	$144.0	$108.2	25.2%	$86.4	$108.2	25.2%
MoneyGuard	49.4	53.4	60.8	62.5	51.5	4.3%	49.4	51.5	4.3%
Total	135.8	157.0	163.1	206.5	159.7	17.6%	135.8	159.7	17.6%
Variable universal life	25.9	23.8	23.4	33.4	27.1	4.6%	25.9	27.1	4.6%
Whole life	7.8	8.3	10.2	14.4	8.3	6.4%	7.8	8.3	6.4%
Term	9.8	9.1	8.6	8.4	8.6	-12.4%	9.8	8.6	-12.4%
Total	$179.3	$198.2	$205.3	$262.7	$203.7	13.6%	$179.3	$203.7	13.6%

First-Year Paid Premiums (Millions)
Retail (LFA)	$43.1	$44.3	$45.6	$50.1	$41.5	-3.7%	$43.1	$41.5	-3.7%
Wholesale (LFD)	127.1	144.9	152.8	190.1	141.7	11.5%	127.1	141.7	11.5%
Other*	9.1	9.0	6.9	22.5	20.5	125.3%	9.1	20.5	125.3%
Total by Distribution	$179.3	$198.2	$205.3	$262.7	$203.7	13.6%	$179.3	$203.7	13.6%

Life Insurance In-Force (Billions)
Universal life & other	$125.202	$126.069	$126.976	$128.791	$129.584	3.5%	$125.202	$129.584	3.5%
Term insurance	176.541	180.659	184.334	187.850	191.825	8.7%	176.541	191.825	8.7%
Total Life Segment In-Force	$301.743	$306.727	$311.310	$316.641	$321.409	6.5%	$301.743	$321.409	6.5%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products.

(2) Other consists of distibution arrangements with third-party intermediaries

3/31/2006	PAGE 16
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Interest Sensitive Life-Balance Beginning-of-Period	$ 11.232	$ 11.325	$ 11.443	$ 11.591	$11.809	5.1%	$ 11.232	$11.809	5.1%
Deposits	0.382	0.390	0.415	0.499	0.401	5.1%	0.382	0.401	5.1%
Withdrawals & deaths	(0.188)	(0.166)	(0.161)	(0.160)	(0.182)	3.3%	(0.188)	(0.182)	3.3%
Net flows	0.194	0.223	0.253	0.339	0.219	13.2%	0.194	0.219	13.2%
Policyholder assessments	(0.238)	(0.239)	(0.242)	(0.257)	(0.250)	-5.3%	(0.238)	(0.250)	-5.3%
Interest credited	0.137	0.134	0.136	0.136	0.135	-1.6%	0.137	0.135	-1.6%
Business acquired	-	-	-	-	-	NM	-	-	NM
Interest Sensitive Life-Balance End-of-Period (1)	$ 11.325	$ 11.443	$ 11.591	$ 11.809	$11.913	5.2%	$ 11.325	$11.913	5.2%

Variable Universal Life-Balance Beginning of Period	$ 2.028	$ 2.003	$ 2.053	$ 2.154	$ 2.242	10.6%	$ 2.028	$ 2.242	10.6%
Deposits	0.086	0.081	0.082	0.097	0.087	0.9%	0.086	0.087	0.9%
Withdrawals & deaths	(0.044)	(0.041)	(0.041)	(0.036)	(0.049)	-12.5%	(0.044)	(0.049)	-12.5%
Net flows	0.042	0.040	0.041	0.061	0.038	-10.9%	0.042	0.038	-10.9%
Policyholder assessments	(0.042)	(0.042)	(0.043)	(0.044)	(0.044)	-4.1%	(0.042)	(0.044)	-4.1%
Investment income and change in market value	(0.026)	0.052	0.103	0.071	0.119	NM	(0.026)	0.119	NM
Business acquired	-	-	-	-	-	NM	-	-	NM
Variable Universal Life -Balance End-of-Period	$ 2.003	$ 2.053	$ 2.154	$ 2.242	$ 2.355	17.6%	$ 2.003	$ 2.355	17.6%

Total Segment- Life Insurance Account Value Rollforward
Balance Beginning-of-Period	$ 13.259	$ 13.328	$ 13.496	$ 13.745	$14.051	6.0%	$ 13.259	$14.051	6.0%
Deposits	0.468	0.470	0.497	0.596	0.488	4.3%	0.468	0.488	4.3%
Withdrawals & deaths	(0.231)	(0.207)	(0.202)	(0.196)	(0.231)	0.3%	(0.231)	(0.231)	0.3%
Net flows	0.236	0.263	0.295	0.400	0.257	8.9%	0.236	0.257	8.9%
Policyholder assessments	(0.279)	(0.281)	(0.285)	(0.301)	(0.294)	-5.2%	(0.279)	(0.294)	-5.2%
Investment income and change in market value	0.112	0.187	0.239	0.206	0.254	127.5%	0.112	0.254	127.5%
Business acquired	-	-	-	-	-	NM	-	-	NM
Total Segment -Balance End-of-Period	$ 13.328	$ 13.496	$ 13.745	$ 14.051	$14.268	7.1%	$ 13.328	$14.268	7.1%

Life Product Spread Information (2)
						Change			Change
Interest Sensitive Products						(Basis Points )			(Basis Points )
Net investment income (3)(4)	6.32%	6.35%	6.35%	6.26%	6.47%	15	6.32%	6.47%	15
Interest credited to policyholders	4.75%	4.65%	4.70%	4.66%	4.64%	(11)	4.75%	4.64%	(11)
Spread (3)(4)	1.57%	1.71%	1.65%	1.60%	1.83%	26	1.57%	1.83%	26

Traditional Products
Net investment income (3)	6.59%	6.59%	6.62%	6.42%	6.72%	13	6.59%	6.72%	13

(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of March 31, 2006, interest sensitive products represented 89% of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these premiums on investment income and spread for interest sensitive products was 7bps in the 1st quarter of 2006, 11 bps in the 4th quarter of 2005, 4 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005 and 0 bps in the 1st quarter of 2005.  There was an impact on traditional products of 15 bps in the 1st quarter of 2006, 0 bps in the 4th quarter of 2005, 20 bps in the 3rd quarter of 2005, 11 bps in the 2nd quarter of 2005 and 10 bps in the 1st quarter of 2005.

(4) The net investment income and spread for the first quarter of 2006 includes 17 basis points of incremental yield from special investments.

3/31/2006	PAGE 17
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Jun	Jun	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$ 10.5	$ 7.3	$ 10.7	$ 8.5	$ 9.3	-12.2%	$ 10.5	$ 9.3	-12.2%
Surrender charges	5.3	5.2	5.0	4.4	6.2	16.0%	5.3	6.2	16.0%
Expense assessments	124.5	131.7	147.7	155.5	168.0	34.9%	124.5	168.0	34.9%
Net investment income	157.0	154.8	151.7	150.4	148.0	-5.7%	157.0	148.0	-5.7%
Other revenue and fees	42.5	49.3	47.3	53.3	43.4	2.2%	42.5	43.4	2.2%
Total Operating Revenue	339.8	348.2	362.4	372.1	374.8	10.3%	339.8	374.8	10.3%
								-
Operating Expenses
Insurance benefits	21.2	31.4	20.5	21.2	20.4	-3.7%	21.2	20.4	-3.7%
Interest credited to contractholder funds	100.1	98.9	97.3	96.3	95.1	-5.0%	100.1	95.1	-5.0%
Operating and acquisition expenses	157.1	152.7	139.8	164.7	172.6	9.8%	157.1	172.6	9.8%
Total Operating Expenses	278.5	283.1	257.6	282.2	288.1	3.4%	278.5	288.1	3.4%

Income from operations before Federal income taxes	61.3	65.1	104.8	89.9	86.7	41.4%	61.3	86.7	41.4%

Federal income taxes	11.7	12.7	25.8	19.0	20.3	73.6%	11.7	20.3	73.6%

Income from Operations	$ 49.6	$ 52.5	$ 79.0	$ 70.9	$ 66.4	33.8%	$ 49.6	$ 66.4	33.8%

Effective tax rate	19.1%	19.4%	24.6%	21.1%	23.4%		19.1%	23.4%

Average equity	$ 1,476.3	$ 1,525.7	$ 1,539.7	$ 1,596.0	$1,549.5		$1,476.3	$1,549.5
Return on average equity	13.4%	13.8%	20.5%	17.8%	17.1%		13.4%	17.1%
Basis points on average account values	47	49	69	60	52		47	52

Operating and Acquisition Expenses
Commissions	$ 119.8	$ 124.2	$ 131.7	$ 131.6	$ 140.0	16.9%	$ 119.8	$ 140.0	16.9%
General and administrative expenses	81.1	89.1	88.3	93.9	84.0	3.6%	81.1	84.0	3.6%
Taxes, licenses and fees	6.0	4.2	5.0	(1.4)	5.4	-9.3%	6.0	5.4	-9.3%
Total commissions and expenses incurred	206.9	217.5	225.0	224.1	229.5	10.9%	206.9	229.5	10.9%
Less: commissions and expenses capitalized	(102.3)	(108.6)	(112.1)	(118.9)	(122.7)		(102.3)	(122.7)
Amortization of DAC and VOBA	52.5	43.8	26.8	59.5	65.8	25.3%	52.5	65.8	25.3%

Net Operating and Acquisition Expenses	$ 157.1	$ 152.7	$ 139.8	$ 164.7	$ 172.6	9.9%	$ 157.1	$ 172.6	9.9%

						(Basis Points)			(Basis Points)
General and administrative expenses
basis points on gross account values - Annualized	0.76%	0.82%	0.78%	0.79%	0.68%	(9)	0.76%	0.68%	(9)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$ 999.4	$ 1,097.6	$ 1,118.5	$ 1,250.6	$1,328.0	$ 999.4	$1,328.0
Deferral	102.3	108.6	112.1	118.9	122.7	102.3	122.7
Amortization	(52.5)	(43.8)	(26.8)	(59.5)	(65.8)	(52.5)	(65.8)
Included in Total Operating Expenses	49.8	64.8	85.2	59.4	56.9	49.8	56.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(7.1)	(1.8)	(4.7)	(3.5)	(2.7)	(7.1)	(2.7)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	55.4	(42.1)	51.7	21.5	32.7	55.4	32.7
Business acquired	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-
Balance at end of period	$ 1,097.6	$ 1,118.5	$ 1,250.6	$ 1,328.0	$1,414.9	$ 1,097.6	$1,414.9

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$ 50.1	$ 55.2	$ 61.1	$ 65.6	$ 72.0	$ 50.1	$ 72.0
Deferral	7.9	9.0	9.4	9.5	9.4	7.9	9.4
Amortization	(2.8)	(3.1)	(4.8)	(3.1)	(3.3)	(2.8)	(3.3)
Included in Income from Operations	5.1	5.9	4.6	6.4	6.1	5.1	6.1
Balance at end of period	$ 55.2	$ 61.1	$ 65.6	$ 72.0	$ 78.1	$ 55.2	$ 78.1

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$ 85.5	$ 94.9	$ 106.6	$ 118.1	$ 129.4	$ 85.5	$ 129.4
Deferral	13.3	15.5	15.1	15.6	15.7	13.3	15.7
Amortization	(3.9)	(3.8)	(3.6)	(4.4)	(5.2)	(3.9)	(5.2)
Included in Income from Operations	9.4	11.7	11.5	11.3	10.5	9.4	10.5
Adjustment related to realized (gains) losses						-	-
Business acquired						-	-
Balance at end of period	$ 94.9	$ 106.6	$ 118.1	$ 129.4	$ 139.9	$ 94.9	$ 139.9

3/31/2006	PAGE 18
Individual Markets - Individual Annuities
Account Value Rollforward
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$ 11.448	$ 11.411	$ 11.441	$ 11.375	$10.837	-5.3%	$ 11.448	$10.837	-5.3%
Gross deposits	0.472	0.534	0.494	0.486	0.471	-0.3%	0.472	0.471	-0.3%
Withdrawals & deaths	(0.361)	(0.339)	(0.340)	(0.370)	(0.408)	-12.9%	(0.361)	(0.408)	-12.9%
Net flows	0.111	0.196	0.155	0.116	0.063	-43.1%	0.111	0.063	-43.1%
Transfer from (to) variable annuities	(0.264)	(0.282)	(0.338)	(0.768)	(0.454)	-72.0%	(0.264)	(0.454)	-72.0%
Interest credited	0.116	0.117	0.117	0.115	0.112	-3.4%	0.116	0.112	-3.4%
Business acquired	-	-	-	-	-	NM	-	-	NM
Fixed Annuities - Gross	11.411	11.441	11.375	10.837	10.559	-7.5%	11.411	10.559	-7.5%
Reinsurance ceded	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)	3.9%	(2.291)	(2.202)	3.9%
Fixed Annuities - Balance at End of Period*	$ 9.120	$ 9.165	$ 9.117	$ 8.605	$ 8.357	-8.4%	$ 9.120	$ 8.357	-8.4%

Variable Annuities - Balance at Beginning of Period	$ 30.684	$ 31.100	$ 32.801	$ 35.276	$37.662	22.7%	$ 30.684	$37.662	22.7%
Gross deposits	1.289	1.327	1.410	1.513	1.665	29.2%	1.289	1.665	29.2%
Withdrawals & deaths	(0.756)	(0.775)	(0.847)	(0.862)	(0.959)	-26.8%	(0.756)	(0.959)	-26.8%
Net flows	0.533	0.552	0.563	0.651	0.706	32.5%	0.533	0.706	32.5%
Transfer from (to) fixed annuities	0.384	0.384	0.418	0.469	0.451	17.5%	0.384	0.451	17.5%
Investment increase & change in market value	(0.501)	0.765	1.494	1.266	1.621	NM	(0.501)	1.621	NM
Business acquired	-	-	-	-	-	NM	-	-	NM
Variable Annuities - Balance at End of Period **	$ 31.100	$ 32.801	$ 35.276	$ 37.662	$40.440	30.0%	$ 31.100	$40.440	30.0%

Total Annuities - Balance at Beginning of Period	$ 42.132	$ 42.510	$ 44.242	$ 46.651	$48.499	15.1%	$ 42.132	$48.499	15.1%
Gross deposits	1.761	1.862	1.904	1.999	2.136	21.3%	1.761	2.136	21.3%
Withdrawals & deaths	(1.117)	(1.114)	(1.187)	(1.232)	(1.367)	-22.3%	(1.117)	(1.367)	-22.3%
Net flows	0.644	0.748	0.717	0.767	0.769	19.5%	0.644	0.769	19.5%
Transfers	0.120	0.102	0.080	(0.299)	(0.002)	NM	0.120	(0.002)	NM
Interest credited & change in market value	(0.385)	0.882	1.611	1.381	1.733	NM	(0.385)	1.733	NM
Business acquired	-	-	-	-	-	NM	-	-	NM
Total Annuities - Gross	42.510	44.242	46.651	48.499	50.999	20.0%	42.510	50.999	20.0%
Reinsurance ceded	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)	3.9%	(2.291)	(2.202)	3.9%
Total Annuities (Net of Ceded) - Balance at End of Period	$ 40.219	$ 41.966	$ 44.393	$ 46.266	$48.797	21.3%	$ 40.219	$48.797	21.3%

Variable Annuities Under Agreement - Included above	$ 0.225	$ 0.213	$225.981	$ 0.197	$ 0.190	-15.7%	$ 0.225	$ 0.190	-15.7%
Incremental Deposits***:
Fixed annuities	$ 0.455	$ 0.523	$ 0.481	$ 0.472	$ 0.461	1.4%	0.455	$ 0.461	1.4%
Variable annuities	1.259	1.293	1.383	1.481	1.650	31.1%	1.259	1.650	31.1%
Total Incremental Deposits	$ 1.714	$ 1.816	$ 1.864	$ 1.953	$2.111	23.2%	$ 1.714	$ 2.111	23.2%

* Includes fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

3/31/2006	PAGE 19
Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$ 0.055	$ 0.045	$ 0.024	$ 0.025	$ 0.022	-60.8%	$ 0.055	$ 0.022	-60.8%
Withdrawals	(0.250)	(0.226)	(0.172)	(0.218)	(0.244)	2.2%	(0.250)	(0.244)	2.2%
Net flows	$ (0.194)	$ (0.180)	$ (0.149)	$ (0.193)	$(0.222)	-14.4%	$ (0.194)	$(0.222)	-14.4%

Gross fixed contract account values	$ 8.157	$ 8.089	$ 8.019	$ 7.823	$ 7.676	-5.9%	$ 8.157	$ 7.676	-5.9%
Reinsurance ceded	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)	3.9%	(2.291)	(2.202)	3.9%
Net Fixed Contract Account Values	$ 5.866	$ 5.812	$ 5.761	$ 5.590	$ 5.474	-6.7%	$ 5.866	$ 5.474	-6.7%

Equity-indexed Annuities
Deposits
Withdrawals
Net flows

Equity-indexed Contract Account Values

Fixed Portion of Variable Contracts
Deposits	$ 0.417	$ 0.489	$ 0.470	$ 0.460	$ 0.449	7.7%	$ 0.417	$ 0.449	7.7%
Withdrawals	(0.112)	(0.113)	(0.164)	(0.145)	(0.164)	-46.6%	(0.112)	(0.164)	-46.6%
Net flows	$ 0.305	$ 0.376	$ 0.306	$ 0.315	$ 0.285	-6.5%	$ 0.305	$ 0.285	-6.5%

Fixed Portion of Variable Contract Account Values	$ 3.012	$ 3.111	$ 3.115	$ 2.773	$ 2.642	-12.3%	$ 3.012	$ 2.642	-12.3%

Variable Annuities - including fixed portion of variable contracts
Deposits	$ 1.706	$ 1.817	$ 1.880	$ 1.973	$ 2.114	23.9%	$ 1.706	$ 2.114	23.9%
Withdrawals	(0.868)	(0.889)	(1.011)	(1.007)	(1.123)	-29.4%	(0.868)	(1.123)	-29.4%
Net Flows	$ 0.838	$ 0.928	$ 0.868	$ 0.966	$ 0.991	18.3%	$ 0.838	$ 0.991	18.3%

Variable Contract Account Values	$ 34.112	$ 35.912	$ 38.391	$ 40.435	$43.082	26.3%	$ 34.112	$43.082	26.3%

Average Daily Variable Annuity Account Values	$ 30.903	$ 31.660	$ 34.367	$ 36.089	$39.947	29.3%	$ 30.903	$39.947	29.3%

Individual Annuity Product Spread Information						Change			Change
						(Basis Point )			(Basis Point )
Net investment income(1) (2)	5.78%	5.74%	5.68%	5.73%	5.84%	6	5.78%	5.84%	6
Interest credited to policyholders	3.96%	3.95%	3.93%	3.92%	3.93%	(3)	3.96%	3.93%	(3)
Spread(1) (2)	1.82%	1.79%	1.75%	1.81%	1.91%	9	1.82%	1.91%	9

Sales By Distribution
Retail (LFA)	$0.213	$0.232	$0.183	$0.212	$0.219	2.8%	$0.213	$0.219	2.8%
Wholesale (LFD)	1.549	1.630	1.721	1.797	1.917	23.8%	1.549	1.917	23.8%
Total by Distribution	$1.762	$1.862	$1.904	$2.009	$2.136	21.3%	$1.762	$2.136	21.3%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 9 bps in the first quarter of 2006, 6 bps in the fourth quarter of 2005, 1 bp in the third quarter of 2005, 2 bps in the second quarter of 2005 and 6 bps in the first quarter of 2005.

3/31/2006	PAGE 20
Employer Markets - Retirement Products
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Surrender charges	$ 2.8	$ 2.2	$ 2.8	$ 2.0	$ 2.3	-20.0%	$ 2.8	$ 2.3	-20.0%
Expense assessments	50.0	51.1	53.9	53.6	56.9	13.7%	50.0	56.9	13.7%
Net investment income	176.1	176.7	177.5	181.3	185.7	5.5%	176.1	185.7	5.5%
Other revenue and fees	2.4	2.5	2.6	2.3	1.9	-19.4%	2.4	1.9	-19.4%
Total Operating Revenue	231.3	232.5	236.8	239.2	246.8	6.7%	231.3	246.8	6.7%

Operating Expenses
Insurance benefits						NM	-	-	NM
Interest credited to contractholder funds	99.6	100.4	100.7	101.1	100.7	1.1%	99.6	100.7	1.1%
Operating and acquisition expenses	71.9	69.4	60.2	75.3	70.9	-1.3%	71.9	70.9	-1.3%
Total Operating Expenses	171.5	169.9	160.9	176.4	171.7	0.1%	171.5	171.7	0.1%

Income from operations before Federal income taxes	59.8	62.7	75.9	62.8	75.2	25.7%	59.8	75.2	25.7%

Federal income taxes	16.6	17.4	22.4	17.7	22.7	37.1%	16.6	22.7	37.1%

Income from Operations	$ 43.2	$ 45.3	$ 53.5	$ 45.1	$ 52.4	21.3%	$ 43.2	$ 52.4	21.3%

Effective tax rate	27.7%	27.7%	29.5%	28.2%	30.2%		27.7%	30.2%

Average equity	$ 1,082.8	$ 1,057.0	$ 1,083.9	$ 1,116.8	$1,232.3		$ 1,082.8	$1,232.3
Return on average equity	16.0%	17.1%	19.7%	16.2%	17.0%		16.0%	17.0%
Return on average account values	61	64	73	60	67		61	67

Operating and Acquisition Expenses
Commissions	$ 20.3	$ 18.9	$ 20.4	$ 18.7	$ 19.2	-5.2%	$ 20.3	$ 19.2	-5.2%
General and administrative expenses	53.0	53.0	64.7	61.8	54.3	2.5%	53.0	54.3	2.5%
Taxes, licenses and fees	4.2	3.1	(0.8)	1.2	2.9	-30.6%	4.2	2.9	-30.6%
Total commissions and expenses incurred	77.5	75.0	84.3	81.8	76.4	-1.4%	77.5	76.4	-1.4%
Less: commissions and expenses capitalized	(24.7)	(23.7)	(24.5)	(24.4)	(25.5)	-3.1%	(24.7)	(25.5)	-3.1%
Amortization of DAC and VOBA	19.1	18.1	0.5	17.9	20.0	4.7%	19.1	20.0	4.7%

Net Operating and Acquisition Expenses	$ 71.9	$ 69.4	$ 60.2	$ 75.2	$ 71.0	-1.3%	$ 71.9	$ 71.0	-1.3%

General and administrative expenses						(Basis Points )			(Basis Points )
basis points on account values - Annualized	75	74	89	82	70	(5)	75	70	(5)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$ 304.1	$ 395.6	$ 332.0	$ 420.1	$ 454.9		$ 304.1	$ 454.9
Deferral	24.7	23.7	24.5	24.4	25.5		24.7	25.5
Amortization	(19.1)	(18.1)	(0.5)	(17.9)	(20.0)		(19.1)	(20.0)
Included in Total Operating Expenses	5.6	5.6	24.1	6.6	5.5		5.6	5.5
Adjustment related to realized (gains) losses
on available-for-sale securities	(2.6)	(6.6)	(3.7)	(3.9)	(4.4)		(2.6)	(4.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	88.5	(62.5)	67.7	32.1	61.2		88.5	61.2
Business acquired	-	-	-	-	-		-	-
Other	-	-	-	-	-		-	-
Balance at end of period	$ 395.6	$ 332.0	$ 420.1	$ 454.9	$ 517.2		$ 395.6	$ 517.2

3/31/2006	PAGE 21
Employer Markets - Retirement Products Account Value Rollforward
Account Value Rollforward
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$ 10.837	$ 10.688	$ 10.710	$ 10.686	$10.995	1.5%	$ 10.837	$10.995	1.5%
Gross deposits	0.298	0.286	0.259	0.240	0.257	-13.7%	0.298	0.257	-13.7%
Withdrawals & deaths	(0.459)	(0.332)	(0.330)	(0.342)	(0.347)	24.3%	(0.459)	(0.347)	24.3%
Net flows	(0.161)	(0.046)	(0.071)	(0.103)	(0.090)	44.0%	(0.161)	(0.090)	44.0%
Transfer from (to) variable annuities	(0.086)	(0.033)	(0.055)	0.304	0.016	118.8%	(0.086)	0.016	118.8%
Interest credited	0.098	0.100	0.102	0.108	0.094	-4.4%	0.098	0.094	-4.4%
Fixed Annuities - Balance at End of Period*	$ 10.688	$ 10.710	$ 10.686	$ 10.995	$11.015	3.1%	$ 10.688	$11.015	3.1%

Variable Annuities - Balance at Beginning of Period	$ 14.576	$ 14.346	$ 14.648	$ 15.293	$15.702	7.7%	$ 14.576	$15.702	7.7%
Gross deposits	0.562	0.524	0.527	0.642	0.666	18.5%	0.562	0.666	18.5%
Withdrawals & deaths	(0.512)	(0.497)	(0.522)	(0.579)	(0.656)	-28.2%	(0.512)	(0.656)	-28.2%
Net flows	0.050	0.026	0.005	0.062	0.009	-81.1%	0.050	0.009	-81.1%
Transfer from (to) fixed annuities	(0.030)	(0.066)	(0.025)	(0.001)	(0.015)	51.6%	(0.030)	(0.015)	51.6%
Investment increase & change in market value	(0.249)	0.341	0.665	0.348	0.835	NM	(0.249)	0.835	NM
Variable Annuities - Balance at End of Period **	$ 14.346	$ 14.648	$ 15.293	$ 15.702	$16.532	15.2%	$ 14.346	$16.532	15.2%

Total Annuities - Balance at Beginning of Period	$ 25.413	$ 25.034	$ 25.358	$ 25.979	$26.697	5.1%	$ 25.413	$26.697	5.1%
Gross Deposits	0.860	0.810	0.786	0.882	0.923	7.3%	0.860	0.923	7.3%
Withdrawals & deaths	(0.970)	(0.829)	(0.852)	(0.922)	(1.003)	-3.4%	(0.970)	(1.003)	-3.4%
Net flows	(0.111)	(0.019)	(0.066)	(0.040)	(0.081)	27.2%	(0.111)	(0.081)	27.2%
Transfers	(0.116)	(0.099)	(0.080)	0.302	0.002	101.3%	(0.116)	0.002	101.3%
Interest credited & change in market value	(0.152)	0.442	0.766	0.456	0.929	NM	(0.152)	0.929	NM
Total Annuities - Balance at End of Period	$ 25.034	$ 25.358	$ 25.979	$ 26.697	$27.547	10.0%	$ 25.034	$27.547	10.0%

Alliance Mutual Funds - Balance at Beginning of Period	$ 2.861	$ 3.163	$ 3.432	$ 3.672	$ 3.772	31.8%	$ 2.861	$ 3.772	31.8%
Plan/Participant Rollovers	0.258	0.065	0.036	0.063	0.125	-51.6%	0.258	0.125	-51.6%
Additional contributions	0.163	0.157	0.164	0.160	0.193	18.5%	0.163	0.193	18.5%
Gross deposits	0.421	0.222	0.200	0.223	0.318	-24.5%	0.421	0.318	-24.5%
Withdrawals & deaths	(0.074)	(0.022)	(0.107)	(0.208)	(0.056)	23.5%	(0.074)	(0.056)	23.5%
Net flows	0.347	0.201	0.093	0.014	0.262	-24.7%	0.347	0.262	-24.7%
Transfers	0.002	(0.006)	(0.000)	(0.003)	0.005	119.8%	0.002	0.005	119.8%
Interest credited & change in market value	(0.048)	0.075	0.147	0.088	0.209	NM	(0.048)	0.209	NM
Total Alliance Mutual Funds - Balance at End of Period	$ 3.163	$ 3.432	$ 3.672	$ 3.772	$ 4.248	34.3%	$ 3.163	$ 4.248	34.3%

Total Retirement Products Segment Account Values-
including Alliance Mutual Funds
Balance at Beginning of Period	$ 28.274	$ 28.197	$ 28.790	$ 29.651	$30.469	7.8%	$ 28.274	$30.469	7.8%
Gross deposits	1.281	1.032	0.986	1.104	1.241	-3.1%	1.281	1.241	-3.1%
Withdrawals & deaths	(1.044)	(0.851)	(0.958)	(1.130)	(1.060)	-1.5%	(1.044)	(1.060)	-1.5%
Net flows	0.237	0.181	0.028	(0.026)	0.181	-23.5%	0.237	0.181	-23.5%
Transfers	(0.114)	(0.105)	(0.080)	0.300	0.007	106.1%	(0.114)	0.007	106.1%
Interest credited & change in market value	(0.199)	0.516	0.914	0.544	1.138	NM	(0.199)	1.138	NM
Total Retirement Products Segment Account Values-
Balance at End of Period	$ 28.197	$ 28.790	$ 29.651	$ 30.469	$31.795	12.8%	$ 28.197	$31.795	12.8%

Variable Annuities Under Agreement - Included above	0.019	0.019	0.019	0.019	0.018	-3.3%	0.019	0.018	-3.3%

Incremental Deposits****:
Fixed Annuities	$ 0.294	$ 0.284	$ 0.243	$ 0.200	$ 0.254	-13.8%	$ 0.294	$ 0.254	-13.8%
Variable Annuities	0.556	0.521	0.553	0.614	0.654	17.7%	0.556	0.654	17.7%
Total Annuities Incremental Deposits	0.851	0.805	0.796	0.814	0.908	6.8%	0.851	0.908	6.8%
Total Alliance Mutual Funds Incremental Deposits	0.421	0.222	0.200	0.223	0.318	-24.5%	0.421	0.318	-24.5%
Total Retirement Products Incremental Deposits	$ 1.272	$ 1.028	$ 0.996	$ 1.036	$ 1.226	-3.6%	$ 1.272	$ 1.226	-3.6%

* Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

3/31/2006	PAGE 22
Employer Markets - Retirement Products
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$ 0.143	$ 0.135	$ 0.121	$ 0.133	$ 0.140	-1.7%	$ 0.143	$ 0.140	-1.7%
Withdrawals	(0.204)	(0.077)	(0.154)	(0.156)	(0.132)	35.3%	(0.204)	(0.132)	35.3%
Net Flows	$ (0.061)	$ 0.058	$ (0.033)	$ (0.023)	$ 0.008	113.6%	$ (0.061)	$ 0.008	113.6%

Fixed Contract Account Values	$ 3.526	$ 3.592	$ 3.599	$ 3.696	$ 3.745	6.2%	$ 3.526	$ 3.745	6.2%

Fixed Portion of Variable Contracts
Deposits	$ 0.155	$ 0.151	$ 0.139	$ 0.108	$ 0.117	-24.7%	$ 0.155	$ 0.117	-24.7%
Withdrawals	(0.254)	(0.254)	(0.179)	(0.194)	(0.215)	15.4%	(0.254)	(0.215)	15.4%
Net Flows	$ (0.099)	$ (0.103)	$ (0.040)	$ (0.086)	$ (0.098)	0.9%	$ (0.099)	$ (0.098)	0.9%

Fixed Portion of Variable Contract Account Values	$ 6.679	$ 6.625	$ 6.587	$ 6.797	$ 6.767	1.3%	$ 6.679	$ 6.767	1.3%

Variable Annuities - including fixed portion of variable contracts
Deposits	$ 0.717	$ 0.675	$ 0.692	$ 0.724	$ 0.782	9.1%	$ 0.717	$ 0.782	9.1%
Withdrawals	(0.766)	(0.752)	(0.728)	(0.747)	(0.871)	-13.7%	(0.766)	(0.871)	-13.7%
Net Flows	$ (0.049)	$ (0.077)	$ (0.036)	$ (0.023)	$ (0.089)	-80.5%	$ (0.049)	$ (0.089)	-80.5%

Variable Contract Account Values	$ 21.750	$ 22.007	$ 22.621	$ 23.242	$ 24.043	10.5%	$ 21.750	$ 24.043	10.5%

Average Daily Variable Annuity Account Values	$ 14.389	$ 14.328	$ 15.087	$ 15.323	$ 16.177	12.4%	$ 14.389	$ 16.177	12.4%

Total Annuity based Retirement Plan Product Spread Information (1)						Change			Change
						(Basis Point )			(Basis Point )
Net investment income (2)	6.28%	6.25%	6.25%	6.36%	6.34%	6	6.28%	6.34%	6
Interest credited to policyholders	3.69%	3.68%	3.67%	3.67%	3.66%	(3)	3.69%	3.66%	(3)
Spread (2)	2.59%	2.57%	2.58%	2.69%	2.68%	9	2.59%	2.68%	9

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 15 bps in the 1st quarter of 2006, 17 bps in the 4th quarter of 2005, 7 bps in the 3rd quarter of 2005, 13 bps in the 2nd quarter of 2005 and 12 bps in the 1st quarter of 2005.

3/31/2006								PAGE 23
Employer Markets - Benefit Partners
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Premiums
Net investment income
Other revenue and fees
Total Operating Revenue	-	-	-	-			-

Operating Expenses
Insurance benefits
Operating and acquisition expenses
Total Operating Expenses	-	-	-	-

Income from operations before Federal income taxes	-	-	-	-			-

Federal income taxes

Income from Operations	$ -	$ -	$ -	$ -			$ -

Effective tax rate

Operating and Acquisition Expenses
Commissions
General and administrative expenses
Taxes, licenses and fees
Total commissions and expenses incurred	$ -	$ -	$ -	$ -			$ -
Less commissions and expenses capitalized
Amortization of DAC and VOBA

Net Operating and Acquisition Expenses	$ -	$ -	$ -	$ -			$ -

General and administrative expenses as a
percentage of assets - Annualized

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period
Deferral
Amortization
Included in Total Operating Expenses	-	-	-	-			-
Adjustment related to realized (gains) losses
on available-for-sale securities
Adjustment related to unrealized (gains) losses
on available-for-sale securities
Business acquired
Other
Balance at end of period	$ -	$ -	$ -	$ -			$ -

3/31/2006										PAGE 24
Employer Markets - Benefit Partners
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Annualized Sales
Life
Disability
Dental

Premiums:
Life
Disability
Dental
Other

Total

Product Line Results:
Life
Disability
Dental
Other

Total

Loss Ratios:
Life
Disability
Dental

Combined

3/31/2006	PAGE 25
Employer Markets - Executive Benefits & Other
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$ 0.0	$ 0.5	$ 7.4	$ 0.7	$ 1.1	NM	$ 0.0	$ 1.1	NM
Surrender charges	0.0	(0.2)	(0.1)	0.0	0.0	-92.9%	0.0	0.0	-92.9%
Mortality assessments	2.2	2.1	2.0	2.5	2.8	26.7%	2.2	2.8	26.7%
Expense assessments	4.4	4.4	3.7	6.1	3.3	-25.3%	4.4	3.3	-25.3%
Net investment income	45.3	45.2	45.1	51.0	48.7	7.5%	45.3	48.7	7.5%
Other revenue and fees	1.3	1.2	1.3	1.3	1.4	4.9%	1.3	1.4	4.9%
Total Operating Revenue	53.2	53.2	59.4	61.6	57.2	7.5%	53.2	57.2	7.5%

Operating Expenses
Insurance benefits	31.8	30.7	39.9	31.2	32.8	3.1%	31.8	32.8	3.1%
Interest credited to contractholder funds	9.3	9.6	10.4	9.5	9.3	-0.5%	9.3	9.3	-0.5%
Operating and acquisition expenses	8.0	7.5	6.4	7.3	4.6	-42.5%	8.0	4.6	-42.5%
Total Operating Expenses	49.1	47.8	56.8	48.0	46.7	-5.0%	49.1	46.7	-5.0%

Income from operations before Federal income taxes	4.1	5.3	2.7	13.6	10.5	157.5%	4.1	10.5	157.5%

Federal income taxes	0.7	1.0	0.2	4.1	3.0	NM	0.7	3.0	NM

Income from Operations	$ 3.4	$ 4.3	$ 2.5	$ 9.5	$ 7.5	124.5%	$ 3.4	$ 7.5	124.5%

Effective tax rate	18.0%	19.3%	7.6%	30.0%	28.5%		18.0%	28.5%

Average equity	$ 288.9	$ 296.8	$ 283.1	$ 321.8	$ 345.5		$ 288.9	$ 345.5
Return on average equity	4.6%	5.8%	3.5%	11.8%	8.7%		4.6%	8.7%

Operating and Acquisition Expenses
Commissions	$ 4.8	$ 5.4	$ 6.7	$ 5.1	$ 5.1	7.3%	$ 4.8	$ 5.1	7.3%
General and administrative expenses	4.3	4.0	5.8	5.0	3.7	-13.9%	4.3	3.7	-13.9%
Taxes, licenses and fees	1.1	0.9	1.5	1.0	1.1	-1.3%	1.1	1.1	-1.3%
Total commissions and expenses incurred	10.2	10.2	14.0	11.1	9.9	-2.5%	10.2	9.9	-2.5%
Less: commissions and expenses capitalized	(5.5)	(5.3)	(7.3)	(5.1)	(5.7)	-4.4%	(5.5)	(5.7)	-4.4%
Amortization of DAC and VOBA	3.3	2.6	(0.3)	1.3	0.3	-90.8%	3.3	0.3	-90.8%

Net Operating and Acquisition Expenses	$ 8.0	$ 7.5	$ 6.4	$ 7.3	$ 4.5	-43.4%	$ 8.0	$ 4.5	-43.4%

General and administrative expenses basis						(Basis Points )			(Basis Points )
points on account values - Annualized	151	136	189	155	109	(42)	151	109	(42)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$ 97.3	$ 99.5	$ 102.2	$ 109.8	$ 113.6	$ 97.3	$ 113.6
Deferral	5.5	5.3	7.3	5.1	5.7	5.5	5.7
Amortization	(3.3)	(2.6)	0.3	(1.3)	(0.3)	(3.3)	(0.3)
Included in Total Operating Expenses	2.2	2.7	7.6	3.8	5.4	2.2	5.4
Business acquired	-	-	-	-	-	-	-
Balance at end of period	$ 99.5	$ 102.2	$ 109.8	$ 113.6	$ 119.0	$ 99.5	$ 119.0

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$ 15.5	$ 15.5	$ 15.6	$ 16.9	$ 17.9	$ 15.5	$ 17.9
Deferral	0.9	0.9	1.0	1.2	1.0	0.9	1.0
Amortization	(0.9)	(0.7)	0.4	(0.3)	(0.0)	(0.9)	(0.0)
Included in Income from Operations	(0.0)	0.1	1.3	0.9	1.0	(0.0)	1.0
Balance at end of period	$ 15.5	$ 15.6	$ 16.9	$ 17.9	$ 18.9	$ 15.5	$ 18.9

3/31/2006								PAGE 26
Employer Markets - Executive Benefits & Other
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
COLI/BOLI- Balance Beginning-of-Period	$ 1.122	$ 1.138	$ 1.194	$ 1.256	$ 1.318	17.4%	$ 1.122	$ 1.318	17.4%
Deposits	0.044	0.056	0.057	0.052	0.047	5.4%	0.044	0.047	5.4%
Withdrawals & deaths	(0.020)	(0.011)	(0.015)	(0.002)	(0.007)	63.4%	(0.020)	(0.007)	63.4%
Net flows	0.024	0.045	0.042	0.049	0.039	63.2%	0.024	0.039	63.2%
Policyholder assessments	(0.008)	(0.008)	(0.008)	(0.011)	(0.009)	-11.0%	(0.008)	(0.009)	-11.0%
Interest credited and change in market value	(0.001)	0.019	0.028	0.023	0.038	NM	(0.001)	0.038	NM
COLI/BOLI-Balance End-of-Period	$ 1.138	$ 1.194	$ 1.256	$ 1.318	$ 1.387	21.9%	$ 1.138	$ 1.387	21.9%

Sales by Distribution (Millions)
Wholesale (LFD)	$ 17.4	$ 6.6	$ 15.8	$ 7.2	$ 13.5	-22.4%	$ 17.4	$ 13.5	-22.4%
Other*	1.6	1.2	1.3	2.9	2.6	62.5%	1.6	2.6	62.5%
Total by Distribution	$ 19.0	$ 7.8	$ 17.1	$ 10.1	$ 16.1	-15.3%	$ 19.0	$ 16.1	-15.3%

COLI In-Force	$ 7.234	$ 7.278	$ 7.506	$ 7.729	$ 7.979	10.3%	$ 7.234	$ 7.979	10.3%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$ 2.886	$ 2.883	$ 2.877	$ 2.737	$ 2.753	-4.6%	$ 2.886	$ 2.753	-4.6%

* Other consists of distribution arrangements with third-party intermediaries.

3/31/2006							PAGE 27
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Investment advisory fees - External	$ 55.0	$ 62.0	$ 67.9	$ 70.9	$ 77.8	41.5%	$ 55.0	$ 77.8	41.5%
Investment advisory fees - Insurance-related	24.8	24.6	24.9	24.5	25.1	1.2%	24.8	25.1	1.2%
Other revenue and fees	30.0	27.8	30.4	32.5	36.7	22.3%	30.0	36.7	22.3%
Operating Revenue	109.8	114.4	123.2	127.9	139.6	27.1%	109.8	139.6	27.1%

Operating Expenses
Operating and administrative expenses	103.0	116.6	115.0	114.4	116.1	12.7%	103.0	116.1	12.7%
Total Operating Expenses	103.0	116.6	115.0	114.4	116.1	12.7%	103.0	116.1	12.7%

Income from operations before Federal income taxes	6.8	(2.2)	8.2	13.5	23.5	245.6%	6.8	23.5	245.6%

Federal income taxes	2.3	(0.8)	3.4	4.6	8.2	256.5%	2.3	8.2	256.5%

Income from Operations	$ 4.5	$ (1.4)	$ 4.8	$ 8.9	$ 15.3	240.0%	$ 4.5	$ 15.3	240.0%

Effective tax rate	33.8%	36.4%	41.5%	34.1%	34.9%		33.8%	34.9%

Operating and Acquisition Expenses
General and administrative expenses	$ 87.1	$ 101.0	$ 99.0	$ 97.8	$ 96.1	10.3%	$ 87.1	$ 96.1	10.3%
Depreciation and amortization	2.4	2.5	1.7	2.0	2.2	-10.3%	2.4	2.2	-10.3%
Sub-advisory fees	8.3	9.0	9.8	10.1	11.0	31.8%	8.3	11.0	31.8%
Total general and administrative expenses	97.9	112.5	110.5	109.9	109.3	11.6%	97.9	109.3	11.6%
Taxes, licenses and fees	3.1	2.2	2.5	2.6	4.8	54.8%	3.1	4.8	54.8%
Total expenses incurred	101.0	114.7	113.0	112.5	114.1	12.9%	101.0	114.1	12.9%

Amortization of intangibles	1.9	1.9	2.0	2.0	2.0	5.3%	1.9	2.0	5.3%
Net expense	$ 103.0	$ 116.6	$ 115.0	$ 114.4	$ 116.1	12.7%	$ 103.0	$ 116.1	12.7%

General and administrative expenses basis on points of assets under						(Basis Points )			(Basis Points )
management - Annualized	35	38	35	33	31	(4)	35	31	(4)

3/31/2006	PAGE 28
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Retail Fixed - Balance-Beginning-of-Period	$ 8.457	$ 8.638	$ 9.095	$ 9.371	$ 9.625	13.8%	$ 8.457	$ 9.625	13.8%
Sales *	0.906	0.905	0.942	0.965	0.951	4.9%	0.906	0.951	4.9%
Redemptions	(0.690)	(0.632)	(0.664)	(0.779)	(0.805)	-16.6%	(0.690)	(0.805)	-16.6%
Transfers	0.025	(0.063)	0.023	0.026	(0.056)	NM	0.025	(0.056)	NM
Net Flows	0.241	0.211	0.301	0.212	0.089	-62.9%	0.241	0.089	-62.9%
Net investment gains and change in market value	(0.060)	0.246	(0.025)	0.043	0.046	176.0%	(0.060)	0.046	176.0%
Balance at End-of-Period	$ 8.638	$ 9.095	$ 9.371	$ 9.625	$ 9.761	13.0%	$ 8.638	$ 9.761	13.0%

Retail Equity - Balance-Beginning-of-Period	$24.278	$25.053	$27.725	$30.988	$32.732	34.8%	$ 24.278	$32.732	34.8%
Sales *	2.660	3.429	2.630	2.664	3.069	15.4%	2.660	3.069	15.4%
Redemptions	(1.456)	(1.365)	(1.186)	(1.700)	(1.840)	-26.4%	(1.456)	(1.840)	-26.4%
Transfers	(0.019)	(0.127)	(0.025)	(0.027)	(0.013)	30.6%	(0.019)	(0.013)	30.6%
Net Flows	1.185	1.936	1.419	0.936	1.216	2.6%	1.185	1.216	2.6%
Net investment gains and change in market value	(0.410)	0.736	1.844	0.807	2.552	NM	(0.410)	2.552	NM
Balance at End-of-Period	$25.053	$27.725	$30.988	$32.732	$36.500	45.7%	$25.053	$36.500	45.7%

Total Retail - Balance-Beginning-of-Period	$32.735	$33.691	$36.820	$40.359	$42.357	29.4%	$32.735	$42.357	29.4%
Retail sales-Annuities	0.713	0.701	0.642	0.713	0.885	24.1%	0.713	0.885	24.1%
Retail sales-Mutual Funds	1.520	1.487	1.331	1.657	1.329	-12.6%	1.520	1.329	-12.6%
Retail sales-Managed Acct. & Other	1.333	2.146	1.599	1.260	1.806	35.4%	1.333	1.806	35.4%
Total Retail Sales	3.566	4.334	3.572	3.629	4.019	12.7%	3.566	4.019	12.7%
Redemptions	(2.146)	(1.997)	(1.850)	(2.479)	(2.645)	-23.2%	(2.146)	(2.645)	-23.2%
Transfers	0.006	(0.190)	(0.002)	(0.002)	(0.069)	NM	0.006	(0.069)	NM
Net Flows	1.426	2.147	1.720	1.148	1.305	-8.5%	1.426	1.305	-8.5%
Net investment gains and change in market value	(0.471)	0.982	1.819	0.850	2.598	NM	(0.471)	2.598	NM
Balance at End-of-Period	$33.691	$36.820	$40.359	$42.357	$46.261	37.3%	$33.691	$46.261	37.3%

Institutional Fixed - Balance-Beginning-of-Period	$11.547	$12.715	$13.403	$13.964	$14.699	27.3%	$11.547	$14.699	27.3%
Inflows *	1.531	1.472	1.036	1.175	3.080	101.2%	1.531	3.080	101.2%
Withdrawals/terminations	(0.317)	(1.016)	(0.393)	(0.483)	(0.447)	-40.8%	(0.317)	(0.447)	-40.8%
Transfers	0.001	(0.006)	0.001	(0.001)	0.002	181.7%	0.001	0.002	181.7%
Net Flows	1.214	0.450	0.643	0.691	2.636	117.1%	1.214	2.636	117.1%
Net investment gains and change in market value	(0.046)	0.239	(0.083)	0.044	(0.074)	-59.4%	(0.046)	(0.074)	-59.4%
Balance at End-of-Period	$12.715	$13.403	$13.964	$ 14.699	$17.262	35.8%	$12.715	$17.262	35.8%

Institutional Equity - Balance-Beginning-of-Period	$12.849	$12.674	$16.627	$ 18.951	$20.576	60.1%	$12.849	$20.576	60.1%
Inflows *	0.662	4.638	2.131	3.658	1.964	196.7%	0.662	1.964	196.7%
Withdrawals/terminations	(0.532)	(1.069)	(0.948)	(2.617)	(1.008)	-89.3%	(0.532)	(1.008)	-89.3%
Transfers	0.001	(0.144)	(0.000)	0.001	0.000	-88.0%	0.001	0.000	-88.0%
Net Flows	0.131	3.425	1.182	1.041	0.956	NM	0.131	0.956	NM
Net investment gains and change in market value	(0.306)	0.528	1.141	0.584	1.373	NM	(0.306)	1.373	NM
Balance at End-of-Period	$12.674	$16.627	$18.951	$20.576	$22.906	80.7%	$12.674	$22.906	80.7%

Total Institutional - Balance-Beginning-of-Period	$24.396	$25.390	$30.031	$32.915	$35.276	44.6%	$24.396	$35.276	44.6%
Inflows	2.193	6.110	3.166	4.833	5.044	130.0%	2.193	5.044	130.0%
Withdrawals/terminations	(0.850)	(2.085)	(1.342)	(3.100)	(1.454)	-71.2%	(0.850)	(1.454)	-71.2%
Transfers	0.002	(0.151)	0.000	(0.001)	0.003	22.1%	0.002	0.003	22.1%
Net Flows	1.345	3.875	1.825	1.733	3.592	167.1%	1.345	3.592	167.1%
Net investment gains and change in market value	(0.352)	0.766	1.058	0.629	1.299	NM	(0.352)	1.299	NM
Balance at End-of-Period	$25.390	$30.031	$32.915	$35.276	$40.167	58.2%	$25.390	$40.167	58.2%

Total Retail and Institutional - At End-of-Period	$59.080	$66.851	$73.274	$77.633	$86.428	46.3%	$59.080	$86.428	46.3%

General Account Assets-End-of-Period	$42.992	$43.917	$43.095	$43.086	$41.995	-2.3%	$42.992	$41.995	-2.3%

Total Assets Under Management
At End-of-Period	$102.073	$110.768	$116.369	$120.719	$128.423	25.8%	$102.073	$128.423	25.8%

Total Retail and Institutional - Net Flows	$ 2.771	$ 6.022	$ 3.546	$ 2.881	$ 4.898	76.7%	$ 2.771	$ 4.898	76.7%

Subadvised Assets, included in Assets
Under Management above
Retail	$10.846	$12.202	$14.319	$15.388	$17.320	59.7%	$10.846	$17.320	59.7%
Institutional	4.258	4.564	4.986	5.114	5.608	31.7%	4.258	5.608	31.7%
Total Subadvised Assets	$15.104	$16.766	$19.305	$20.503	$22.928	51.8%	$15.104	$22.928	51.8%

* Sales and in-flows include dividend reinvestments.

3/31/2006	PAGE 29
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$ 14.6	$ 16.4	$ 16.9	$ 15.4	$ 16.6	13.3%	$ 14.7	$ 16.6	13.3%
Mortality assessments	9.0	9.4	9.0	7.3	7.8	-13.4%	9.0	7.8	-13.4%
Expense assessments	30.6	33.0	56.0	22.0	28.0	-8.8%	30.7	28.0	-8.8%
Net investment income	20.3	19.6	20.9	17.8	17.0	-16.1%	20.3	17.0	-16.1%
Total Operating Revenue	74.6	78.4	102.9	62.6	69.5	-7.0%	74.7	69.5	-7.0%

Operating Expenses
Insurance benefits	25.1	27.9	35.5	27.5	25.4	1.2%	25.1	25.4	1.2%
Operating and acquisition expenses	34.0	34.7	52.7	14.3	27.6	-18.8%	34.0	27.6	-18.8%
Total Operating Expenses	59.2	62.6	88.2	41.8	53.0	-10.3%	59.1	53.0	-10.3%

Income from operations before Federal income taxes	15.5	15.8	14.7	20.8	16.5	5.5%	15.6	16.5	5.5%

Federal income taxes	5.4	5.6	5.1	7.2	5.8	7.4%	5.4	5.8	7.4%

Income from Operations	$ 10.0	$ 10.2	$ 9.6	$ 13.6	$ 10.7	4.5%	$ 10.2	$ 10.7	4.5%

Effective tax rate on
Income from Operations	34.6%	35.5%	34.8%	34.7%	35.2%		34.6%	35.2%

Average equity	$ 440.2	$ 446.4	$ 452.7	$ 447.8	$ 427.0		$ 440.2	$ 427.0
Return on average equity	9.3%	9.1%	8.4%	12.1%	10.0%		9.3%	10.0%

Operating and Acquisition Expenses

Commissions	$ 0.6	$ 0.7	$ 0.9	$ 0.1	$ 0.9	58.5%	$ 0.6	$ 0.9	58.5%
General and administrative expenses	25.4	23.8	24.9	24.2	22.7	-10.7%	25.4	22.7	-10.7%
Total commissions and expenses incurred	25.9	24.5	25.8	24.3	23.6	-9.2%	25.9	23.6	-9.2%
Less: commissions and expenses capitalized	(0.7)	(0.7)	(0.7)	(0.7)	(0.5)	27.1%	(0.7)	(0.5)	27.1%
Amortization of DAC and VOBA	8.8	10.8	27.5	(9.3)	4.5	-48.7%	8.8	4.5	-48.7%

Net Operating and Acquisition Expenses	$ 34.0	$ 34.7	$ 52.7	$ 14.3	$ 27.6	-19.0%	$ 34.0	$ 27.6	-19.0%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$ 867.0	$ 848.7	$ 792.4	$ 753.5	$ 743.4		$ 867.0	$ 743.4
Deferral	0.7	0.7	0.7	0.7	0.5		0.7	0.5
Amortization	(8.8)	(10.8)	(27.5)	9.3	(4.5)		(8.8)	(4.5)
Included in Total Benefits and Expenses	(8.1)	(10.1)	(26.8)	10.0	(4.0)		(8.1)	(4.0)
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Foreign currency translation adjustment	(10.2)	(46.2)	(12.1)	(20.0)	7.7		(10.2)	7.7
Balance at end of period	$ 848.7	$ 792.4	$ 753.5	$ 743.4	$ 747.2		$ 848.7	$ 747.2

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$ 437.5	$ 428.3	$ 399.8	$ 365.8	$ 363.1		$ 437.5	$ 363.1
Deferral	1.5	1.1	0.9	0.7	1.0		1.5	1.0
Amortization	(5.5)	(6.2)	(29.0)	6.0	(3.4)		(5.5)	(3.4)
Included in Income from Operations	(4.0)	(5.1)	(28.1)	6.7	(2.4)		(4.0)	(2.4)
Foreign currency translation adjustment	(5.2)	(23.3)	(5.9)	(9.5)	3.8		(5.2)	3.8
Balance at end of period	$ 428.3	$ 399.8	$ 365.8	$ 363.1	$ 364.5		$ 428.3	$ 364.5

3/31/2006								PAGE 30
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Unit Linked Assets
Balance-Beg-of-Period	$7.186	$7.173	$6.903	$7.180	$7.320	1.9%	$7.186	$7.320	1.9%

Deposits	0.075	0.070	0.088	0.156	0.069	-8.6%	0.075	0.069	-8.6%
Withdrawals (including charges) and Deaths	(0.175)	(0.183)	(0.192)	(0.178)	(0.186)	-6.7%	(0.175)	(0.186)	-6.7%
Net Flows	(0.100)	(0.113)	(0.104)	(0.023)	(0.118)	-18.3%	(0.100)	(0.118)	-18.3%
Investment income and change in market value	0.171	0.233	0.492	0.347	0.479	179.6%	0.171	0.479	179.6%
Foreign Currency Adjustment	(0.085)	(0.390)	(0.111)	(0.184)	0.072	184.9%	(0.085)	0.072	184.9%
Unit Linked Assets - End-of-Period	$7.173	$6.903	$7.180	$7.320	$7.754	8.1%	$7.173	$7.754	8.1%
Individual Life In-force	$19.820	$18.479	$18.175	$17.521	$17.744	-10.5%	$19.820	$17.744	-10.5%

Exchange Rate - Dollars to Pounds
For-the-Period	1.904	1.855	1.779	1.747	1.754	-7.9%	1.904	1.754	-7.9%
End-of-Period	1.896	1.792	1.764	1.719	1.737	-8.4%	1.896	1.737	-8.4%

3/31/2006								PAGE 31
Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Operating Revenue
Communications revenues, net
Total Operating Revenue

Operating Expenses
Cost of sales
Operating expenses
Broadcast cash flow
Depreciation and amortization
Operating and administrative expenses
Net interest expense and other
Total Operating Expenses

Income from operations before Federal Income Taxes

Federal income taxes

Income from Operations

Effective tax rate on
Income from Operations

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change

Operating Revenue
Earnings on investments & other income	$2.3	$60.3	$27.0	$10.0	$12.9	NM	$2.3	$12.9	NM
Amortization of deferred gain on
indemnity reinsurance(2)	18.9	18.9	18.9	18.9	18.8	-0.9%	18.9	18.8	-0.9%
Total Operating Revenue	21.2	79.2	45.9	28.9	31.7	49.6%	21.2	31.7	49.6%

Operating Expenses
Interest on debt	22.2	21.8	21.4	21.8	21.5	-3.0%	22.2	21.5	-3.0%
Operating expenses	6.5	50.3	28.5	12.8	12.2	88.1%	6.5	12.2	88.1%
Total Operating Expenses	28.6	72.2	49.9	34.6	33.7	17.6%	28.6	33.7	17.6%

Income from operations before Federal Income Taxes	(7.5)	7.0	(4.0)	(5.7)	(2.0)	73.1%	(7.5)	(2.0)	73.1%

Federal income taxes(3)	(10.0)	(22.9)	(16.3)	(15.4)	(2.2)	78.5%	(10.0)	(2.2)	78.5%

Income from Operations	$2.5	$30.0	$12.2	$9.6	$0.1	-94.4%	$2.5	$0.1	-94.4%

(1) Includes elimination of intercompany transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(3) Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $5.7 million in the 1st quarter of 2005, $23.5 million in the 2nd quarter of 2005, $13.3 million in the 3rd quarter of 2005, $4.3 million in the 4th quarter of 2005, $46.8 million for the full year 2005

3/31/2006									PAGE 32
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
	2005	2005	2005	2005	2006	Change	2005	2006	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$0.472	$0.534	$0.494	$0.486	$0.471	-0.3%	$0.472	$0.471	-0.3%
Individual Markets - Variable Annuities	1.289	1.327	1.410	1.513	1.665	29.2%	1.289	1.665	29.2%
Individual Markets - Life Insurance	0.468	0.470	0.497	0.596	0.488	4.3%	0.468	0.488	4.3%
Employer Markets - Fixed Annuities	0.298	0.286	0.259	0.240	0.257	-13.7%	0.298	0.257	-13.7%
Employer Markets - Variable Products (1)	0.983	0.746	0.726	0.865	0.983	0.1%	0.983	0.983	0.1%
Employer Markets - Executive Benefits & Other	0.044	0.056	0.057	0.052	0.047	5.4%	0.044	0.047	5.4%
Inv Mgmt - Annuities	0.713	0.701	0.642	0.713	0.885	24.1%	0.713	0.885	24.1%
Inv Mgmt - Mutual Funds	1.520	1.487	1.331	1.657	1.329	-12.6%	1.520	1.329	-12.6%
Inv Mgmt - Managed Acct. & Other	1.333	2.146	1.599	1.260	1.806	35.4%	1.333	1.806	35.4%
Consolidating Adjustments	(0.524)	(0.670)	(0.624)	(0.617)	(0.481)	8.1%	(0.524)	(0.481)	8.1%
Total Gross Retail Deposits	6.596	7.085	6.391	6.763	7.449	12.9%	6.596	7.449	12.9%

Inv Mgmt - Institutional	2.193	6.110	3.166	4.833	5.044	130.0%	2.193	5.044	130.0%
Consolidating Adjustments	(0.375)	(0.173)	(0.217)	(0.265)	(0.257)	31.4%	(0.375)	(0.257)	31.4%
Total Gross Deposits	$8.414	$13.023	$9.340	$11.331	$12.236	45.4%	$8.414	$12.236	45.4%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$9.120	$9.165	$9.117	$8.605	$8.357	-8.4%	$9.120	$8.357	-8.4%
Individual Markets - Variable Annuities	31.100	32.801	35.276	37.662	40.440	30.0%	31.100	40.440	30.0%
Individual Markets - Life Insurance	13.328	13.496	13.745	14.051	14.268	7.1%	13.328	14.268	7.1%
Employer Markets - Fixed Annuities	10.688	10.710	10.686	10.995	11.015	3.1%	10.688	11.015	3.1%
Employer Markets - Variable Products (1)	17.509	18.080	18.965	19.474	20.780	18.7%	17.509	20.780	18.7%
Employer Markets - Executive Benefits & Other	1.138	1.194	1.256	1.318	1.387	21.9%	1.138	1.387	21.9%
Inv Mgmt - Annuities	12.165	12.500	13.022	13.287	13.998	15.1%	12.165	13.998	15.1%
Inv Mgmt - Mutual Funds	14.040	14.929	15.738	16.231	17.101	21.8%	14.040	17.101	21.8%
Inv Mgmt - Managed Acct. & Other	7.486	9.392	11.599	12.839	15.162	102.5%	7.486	15.162	102.5%
Consolidating Adjustments	(11.584)	(11.790)	(12.229)	(12.602)	(13.282)	-14.7%	(11.584)	(13.282)	-14.7%
Total Retail Account Balances	104.990	110.476	117.175	121.859	129.226	23.1%	104.990	129.226	23.1%

Inv Mgmt - Institutional	25.390	30.031	32.915	35.276	40.167	58.2%	25.390	40.167	58.2%
Consolidating Adjustments	(3.431)	(3.405)	(3.559)	(3.422)	(3.573)	-4.1%	(3.431)	(3.573)	-4.1%
Total Account Balances	$126.948	$137.102	$146.530	$153.712	$165.820	30.6%	$126.948	$165.820	30.6%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Year-to-Date
	Mar	Jun	Sep	Dec	Mar	%	Mar	Mar	%
For the Period Ended	2005	2005	2005	2005	2006	Change	2005	2006	Change

Individual Markets	$0.880	$1.011	$1.012	$1.167	$1.026	16.6%	$0.880	$1.026	16.6%
Employer Markets	0.261	0.227	0.070	0.024	0.220	-15.5%	0.261	0.220	-15.5%
Investment Management - Retail	1.426	2.147	1.720	1.148	1.305	-8.5%	1.426	1.305	-8.5%
Consolidating Adjustments	(0.002)	0.090	(0.053)	0.015	0.083	NM	(0.002)	0.083	NM
Total Retail Net Flows	2.565	3.476	2.749	2.354	2.635	2.7%	2.565	2.635	2.7%

Investment Management - Institutional	1.345	3.875	1.825	1.733	3.592	167.1%	1.345	3.592	167.1%
Consolidating Adjustments	(0.123)	0.098	(0.050)	0.198	(0.039)	68.5%	(0.123)	(0.039)	68.5%
Total Net Flows	$3.787	$7.449	$4.524	$4.285	$6.188	63.4%	$3.787	$6.188	63.4%

(1) Includes amounts attributable to Alliance program mutual fund net flows.
Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

3/31/2006						PAGE 33
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	Mar	Jun	Sep	Dec	Mar	%
	2005	2005	2005	2005	2006	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$34.225	$34.975	$34.325	$33.443	$32.893	-3.9%
Equity securities - available for sale	0.155	0.155	0.152	0.145	0.176	13.7%
Trading securities	3.207	3.345	3.287	3.246	3.190	-0.5%
Other investments	6.396	6.389	6.322	6.334	6.314	-1.3%
Total LNC Investments	43.982	44.863	44.085	43.168	42.573	-3.2%
Separate accounts	55.387	57.240	60.812	63.747	67.984	22.7%
Cash and invested cash	1.499	1.659	1.602	2.312	1.974	31.7%
Total LNC	100.868	103.762	106.498	109.227	112.531	11.6%

Non-affiliate assets managed	45.039	52.643	58.446	62.528	70.464	56.5%

Total Assets Managed	$145.907	$156.405	$164.944	$171.755	$182.995	25.4%

Assets Managed by Advisor
Investment Management segment
(See page 28 for additional detail)	$59.080	$66.851	$73.274	$77.633	$86.428	46.3%
DLIA-Corp
(Assets managed internally-see page --)	42.992	43.917	43.095	43.086	41.995	-2.3%
Lincoln UK	8.578	8.278	8.518	8.562	8.986	4.8%
Domestic Policy Loans (excluding Lincoln UK)	1.854	1.862	1.851	1.858	1.856	0.1%
Non-LNC Affiliates	33.402	35.497	38.205	40.617	43.729	30.9%
Total Assets Managed	$145.907	$156.405	$164.944	$171.755	$182.995	25.4%

3/31/2006							PAGE 34
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	Mar	Jun	Sep	Dec	Mar	%
	2005	2005	2005	2005	2006	Change

Net Investment Income

Fixed maturity AFS securities	$505.1	$509.8	$505.7	$509.7	$513.7	1.7%
Equity AFS securities	1.8	2.0	2.4	3.3	2.1	16.3%
Trading securities	47.6	48.8	48.6	48.7	49.7	4.3%
Mortgage loans on real estate	70.9	70.7	70.9	75.1	67.2	-5.3%
Real estate	4.3	31.7	8.5	5.6	9.1	110.8%
Policy loans	29.6	29.8	29.8	29.2	29.7	0.4%
Invested cash	12.7	14.0	17.0	19.2	22.8	79.4%
Other investments	13.5	24.2	16.4	7.0	14.6	7.9%
Investment revenue	685.6	731.1	699.3	697.9	708.8	3.4%
Investment expense	(25.8)	(27.5)	(28.5)	(29.8)	(30.4)	-18.0%

Net Investment Income	659.8	703.6	670.8	668.1	678.3	2.8%
Gross-up of Tax Exempt Income	1.6	1.6	1.8	2.1	1.5	-2.9%

Adjusted Net Invest Income	$661.4	$705.2	$672.6	$670.2	$679.9	101.4%

Mean Invested Assets (Amortized Cost)	$43,851.9	$43,806.2	$44,040.1	$44,035.2	$44,363.6

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets	6.03%	6.44%	6.11%	6.09%	6.13%

	Three Months Ended
	Mar	Jun	Sep	Dec	Mar	%
Realized Investment Gains (Losses)	2005	2005	2005	2005	2006	Change
Fixed maturities	$6.0	$13.9	$8.2	$(5.6)	$4.3	-28.0%
Equity securities	0.0	5.7	(0.6)	2.2	0.3	NM
Other gains (losses), net	1.0	(2.7)	5.4	6.3	(0.1)	NM
Policyholders' interest	(1.8)	0.3	0.7	(1.3)	(1.8)	-0.7%
Capital gains expense	(2.4)	(2.4)	(2.4)	(2.3)	(2.4)	-0.8%
Sale of affiliate	14.2	-	-	-	-	-100.0%
Total pretax gains (losses)	17.1	14.7	11.3	(0.8)	0.3	-98.1%
Amortization of DAC, VOBA and deferred
sales inducements	(11.5)	(15.3)	(14.0)	(8.8)	(10.8)	6.4%
Income taxes	2.2	(0.4)	(0.7)	(3.3)	(3.3)	NM
Realized investment gains (losses), net of taxes	$3.3	$(0.2)	$(2.0)	$(6.2)	$(7.2)	NM

		As of March 31, 2006			As of Dec 31, 2005
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed Maturity Sec (Fair Value)		$36,080.6	99.5%		$36,687.0	99.6%
Fixed Maturity Sec (Amortized Cost)		35,497.4	99.6%		35,347.6	99.6%

Equity Securities (Fair Value)		178.2	0.5%		146.9	0.4%
Equity Securities (Amortized Cost)		160.0	0.4%		139.0	0.4%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			23.4%			23.4%
AA or better			31.0%			30.9%
BB or less			7.5%			7.4%

General Account Investments		As of March 31, 2006			As of Dec 31, 2005
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$25,418.0	77.3%		$25,860.7	77.3%
U.S. government bonds		173.4	0.5%		161.8	0.5%
Foreign government bonds		1,169.7	3.6%		1,203.3	3.6%
Mortgage backed securities		5,868.8	17.8%		5,951.2	17.8%
State and municipal bonds		126.0	0.4%		128.8	0.4%
Preferred stocks - redeemable		136.9	0.4%		137.4	0.4%
Total		$32,892.8	100.0%		$33,443.2	100.0%

	As of
	Mar	Jun	Sep	Dec	Mar	%
	2005	2005	2005	2005	2006	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$34,224.9	$34,975.1	$34,324.9	$33,443.2	$32,892.8	-3.9%
Equity	154.8	154.5	151.6	144.7	176.0	13.7%
Trading securities	3,206.5	3,345.1	3,287.0	3,246.0	3,190.1	-0.5%
Mortgage loans on real estate & real estate	4,019.1	3,960.4	3,892.8	3,845.3	3,766.5	-6.3%
Policy loans	1,860.5	1,866.9	1,856.4	1,862.2	1,860.4	-
Derivative Investments	104.6	156.6	155.9	174.7	199.3	90.5%
Other investments	411.9	404.8	416.4	452.2	488.2	18.5%
Total	$43,982.2	$44,863.3	$44,085.0	$43,168.4	$42,573.2	-3.2%